UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Delcath Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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1633 Broadway, Suite 22C

New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 12, 2023

To the Stockholders of Delcath Systems, Inc.:

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation (the “Company”), will be held virtually at 10:00 a.m. Eastern Time on June 12, 2023 (the “Annual Meeting”). There will not be an option to attend the Annual Meeting at a physical location.

At the Annual Meeting, the stockholders of the Company will be asked to consider and take action on the following proposals:

(1)

to elect Elizabeth Czerepak and John R. Sylvester as Class II directors for a term expiring at the 2026 annual meeting of the Company’s stockholders and until their successors are elected and qualified;

(2)

to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, $0.01 par value per share (the “Common Stock”) from 40,000,000 shares to 80,000,000;

(3)	to approve an amendment of the Company’s 2020 Omnibus Equity Incentive Plan to increase by 2,650,000 the number of shares of Common Stock available under thereunder;

(4)

to approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock upon the conversion of the Company’s Series F-1 Convertible Preferred Stock, par value $0.01 per share (the “Series F-1 Preferred Stock”), Series F-2 Convertible Preferred Stock, par value $0.01 per share (the “Series F-2 Preferred Stock”), Series F-3 Convertible Preferred Stock, par value $0.01 per share (the “Series F-3 Preferred Stock”) and Series F-4 Convertible Preferred Stock, par value $0.01 per share (the “Series F-4 Preferred Stock” and, together with the Series F-1 Preferred Stock, the Series F-2 Preferred Stock and the Series F-3 Preferred Stock, the “Series F Preferred Stock”) at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may be deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Voting Preferred Stock governing the Series F Preferred Stock;

(5)

to ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023;

(6)	to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement (“Proxy Statement”);

(7)	to recommend, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation; and

(8)	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The matters listed in this Notice are described in detail in the accompanying Proxy Statement. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Our Board of Directors has fixed the close of business on April 21, 2023 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Annual Meeting or any adjournment of our Annual Meeting. Stockholders on the Record Date will be able to attend the Annual Meeting virtually and to vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/DCTH2023 and entering the 16-digit control number on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 12, 2023 at 10:00 a.m. EASTERN TIME

This Notice, the accompany Proxy Statement and the Company’s Annual Meeting for the fiscal year ended December 31, 2022, and any other materials concerning the Annual Meeting, together with any amendments to any of these materials, are available on the Internet at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please vote over the telephone or via the internet as instructed in Notice of Internet Availability of Proxy Materials or by completing, signing and returning the proxy card mailed to as promptly as possible to ensure your representation at the Annual Meeting. To ensure that your vote will be counted, please cast your vote before 11:59 p.m. (Eastern Time) on June 11, 2023.    Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Stockholders who attend the Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/DCTH2023 to vote online at the Annual Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

New York, New York	John R. Sylvester	Gerard Michel
May 1, 2023	Chair of the Board	Chief Executive Officer

DELCATH SYSTEMS, INC.

PROXY STATEMENT

INFORMATION ABOUT THE 2023 ANNUAL MEETING AND VOTING	1

PROPOSAL 1: ELECTION OF TWO CLASS II DIRECTORS	13

PROPOSAL 2: TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 80,000,000 SHARES	17

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE DELCATH SYSTEMS, INC. 2020 OMNIBUS EQUITY INCENTIVE	20

EQUITY COMPENSATION PLAN INFORMATION	28

PROPOSAL 4: TO APPROVE THE POTENTIAL ISSUANCE IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES F PREFERRED STOCK AT LESS THAN THE “MINIMUM PRICE” UNDER NASDAQ LISTING RULE 5635(D), AND WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B), PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES F CONVERTIBLE VOTING PREFERRED STOCK GOVERNING THE SERIES F PREFERRED STOCK	29

PROPOSAL 5: RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	33

PROPOSAL 6: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	35

PROPOSAL 7: NON-BINDING ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION	36

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38

DELINQUENT SECTION 16(A) REPORTS	41

CORPORATE GOVERNANCE AND RELATED MATTERS	42

TRANSACTIONS WITH RELATED PERSONS	47

NON-EMPLOYEE DIRECTOR COMPENSATION	49

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	50

EXECUTIVE COMPENSATION	50

SUMMARY COMPENSATION TABLE	51

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END —2022	59

AUDIT COMMITTEE REPORT	61

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING	62

HOUSEHOLDING OF PROXY MATERIALS	62

OTHER MATTERS	62

WHERE YOU CAN FIND MORE INFORMATION	63

APPENDIX A: DELCATH SYSTEMS, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN, AS AMENDED	A-1

APPENDIX B: FORM OF CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DELCATH SYSTEMS, INC.	B-1

1633 Broadway, Suite 22C

New York, New York 10019

PROXY STATEMENT

INFORMATION ABOUT THE 2023 ANNUAL MEETING AND VOTING

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Delcath Systems, Inc. (“Delcath,” “we,” “our,” “us” or “the Company”) to be voted at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m. Eastern Time on June 12, 2023 in a virtual meeting format only at www.virtualshareholdermeeting.com/DCTH2023. The Board knows of no matters to come before the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting (or any adjournment thereof), the persons named in the proxy card as proxies will vote on such matters in their discretion in accordance with their best judgement.

Matters to be Voted on at the Annual Meeting.	At the Annual Meeting, the stockholders of the Company will be asked to consider and take action on the following proposals:

(1)   to elect Elizabeth Czerepak and John R. Sylvester as Class II directors to hold office until the 2026 annual meeting of the Company’s stockholders and until their successors are elected and qualified (the “Director Election Proposal”);

(2)   to approve an amendment of the Company’s Amended and Restated Certificate of
Incorporation to increase the total number of authorized shares of Common Stock from 40,000,000 to 80,000,000 (the “Charter Amendment Proposal”);

(3)   to approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan
(the “Plan”) to increase by 2,650,000 the number of shares of common stock, $0.01 par value per share (the “Common Stock”) available thereunder (the “Plan
Proposal”);

(4)   to approve the potential issuance in excess of 19.99% of our outstanding Common Stock upon the conversion of the Company’s Series F-1 Convertible Preferred Stock, par value $0.01 per share (the “Series F-1 Preferred Stock”), Series F-2 Convertible Preferred Stock, par value $0.01 per share (the “Series F-2 Preferred Stock”), Series F-3 Convertible Preferred Stock, par value $0.01 per share (the “Series F-3 Preferred Stock”) and Series F-4 Convertible Preferred Stock, par value $0.01 per share (the “Series F-4 Preferred Stock” and, together with the Series F-1 Preferred Stock, the Series F-2 Preferred Stock and the Series F-3 Preferred Stock, the “Series F Preferred Stock”) at less than the “minimum price” under Nasdaq Listing Rule 5635(d) and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Voting Preferred Stock governing the Series F Preferred Stock (the “Series F Nasdaq Conversion Proposal”);

(5)   to ratify the selection, by the Audit Committee of our Board, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 (the “Ratification Proposal”);

(6) to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (the “Say-on-Pay Proposal”);

(7)   to recommend, on a non-binding advisory basis, the frequency of “Say-on-Pay” proposals being submitted to the stockholders at the Company’s annual meetings (the “Frequency of Say-on-Pay Proposal”); and

(8) to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders entitled to vote.

Only stockholders of record of our Common Stock, our Series E Convertible Preferred Stock, $0.01 par value per share (the “Original Series E Preferred Stock”), our Series E-1 Convertible Preferred Stock, $0.01 par value per share (the “Series E-1 Preferred Stock” and, together with the Original Series E Preferred Stock the “Series E Preferred Stock”) and our Series F-1 Preferred Stock, at the close of business on April 21, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, but, in the case of the Series E Preferred Stock, subject to the application of the Beneficial Ownership Limitation and, in the case of the Series F-1 Preferred Stock, subject to the Maximum Percentage Limitation and the Share Cap discussed below. At the close of business on the Record Date, there were 10,620,462 shares of Common Stock outstanding, 9,605 shares of our Series E Preferred Stock outstanding, 1,753 shares of our Series E-1 Preferred Stock outstanding and 24,900 shares of our Series F-1 Preferred Stock outstanding.

Common Stock: Each share of our Common Stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Series E Preferred Stock: Each share of our Series E Preferred Stock outstanding as of the Record Date has the right to vote on all matters presented to the stockholders for approval (other than the Charter Amendment Proposal, as described herein), together with the shares of Common Stock and Series F Preferred Stock, voting together as a single class, on an as-converted to Common Stock basis, based on a conversion price of $10.00 per share and stated value of $1,000 per share, subject to the Beneficial Ownership Limitation. The voting of the Series E Preferred Stock is limited by the certificates of designation for such Series E Preferred Stock, which provide that the Company shall not affect any conversion of the Series E Preferred Stock, and a holder of Series E Preferred Stock will not have the right to convert any portion of the Series E Preferred Stock, to the extent that, after giving effect to the conversion, the holder (together with its affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) (such persons, “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of determining the Beneficial Ownership Limitation, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series E Preferred Stock with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted portion of Series E Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the certificate of designations, beneficially owned by such holder or any of its affiliates or Attribution Parties. To the extent that the Beneficial Ownership Limitation applies, the determination of whether the Series E Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series E Preferred Stock are convertible is in the sole discretion of such holder. The “Beneficial Ownership Limitation” is 4.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Series E Preferred Stock to such holder, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series E Preferred Stock held by the applicable holder. Additional Information regarding the Beneficial Ownership Limitation can be found in the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock and Certificate of Designation of Preferences, Rights and Limitations of Series E-1 Convertible Preferred Stock, incorporated by reference as Exhibits 4.1 and 4.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022

Series F-1 Preferred Stock: Each share of our Series F-1 Preferred Stock outstanding as of the Record Date has the right to vote on all matters presented to the stockholders for approval (other than the Charter Amendment Proposal and the Series F Nasdaq Conversion Proposal, as described herein), together with the shares of Common Stock and Series E Preferred Stock (subject to the Beneficial Ownership Limitation), voting together as a single class, on an as-converted to Common Stock basis, based on a conversion price of $3.30 per share and stated value of $1,000 per share, subject to the Maximum Percentage Limitation and Share Cap. The voting of the Series F-1 Preferred Stock is limited by the Series F Certificate of Designation (as defined below), which provides that the Company shall not affect any conversion of the Series F-1 Preferred Stock, and the portion of the Series F-1 Preferred Stock shall not automatically convert, to the extent that, after giving effect to the conversion, the holder and its affiliates and Attribution Parties would beneficially own in excess of the Maximum Ownership Limitation. For purposes of determining the Maximum Ownership Limitation, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series F-1 Preferred Stock with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) exercise of the remaining unconverted portion of the Series F-1 Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the Certificate of Designation, beneficially owned by such holder or any of its affiliates or Attribution Parties. To the extent that the Maximum Ownership Limitation applies, the determination of whether the Series F-1 Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series F-1 Preferred Stock are convertible is in the sole discretion of such holder. The “Maximum Ownership Limitation” is 9.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Series F-1 Preferred Stock to such holder, any other percentage not in excess of 19.99% of the issued and outstanding Common Stock immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Series F-1 Preferred Stock if exceeding that limit would result in a change of control under Nasdaq Listing Rule 5635(b)) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series F-1 Preferred Stock held by the applicable holder. In addition, until the Series F Nasdaq Conversion Proposal is approved by the requisite vote of our stockholders, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series F-1 Preferred Stock (for purposes of calculating the aggregate votes the holders of Series F-1 Preferred

Stock are entitled to on an as-converted Common Stock basis) will be equal to the number of shares of Common Stock equal to 19.9% of the Company’s outstanding Common Stock on March 27, 2023 (or 2,016,327 shares of Common Stock). We refer to this limitation as the “Share Cap.”

Additional Information regarding the Maximum Ownership Limitation and the Share Cap can be found in the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Voting Preferred Stock (the “Series F Certificate of Designation”), incorporated by reference as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2023.

Under the applicable Nasdaq listing rules, shares of the Series F-1 Preferred Stock are not entitled to vote on the Series F Nasdaq Conversion Proposal.

The Series E Preferred Stock and Series F Preferred Stock are collectively referred to herein as the “Preferred Stock.”

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purposes germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 1633 Broadway, Suite 22C, New York, New York 10019, by contacting the Secretary of the Company.

Number of votes.

Holders of Common Stock have one vote for each share of Common Stock held and holders of Preferred Stock are entitled to vote with the holders of shares of Common Stock, and not as a separate class, on an as-converted to Common Stock basis, subject to, with respect to the Series E Preferred Stock, the Beneficial Ownership Limitation and, with respect to the Series F-1 Preferred Stock, the Maximum Ownership Limitation and other than, with respect to the Preferred Stock, the Charter Amendment Proposal, and with respect to the Series F-1 Preferred Stock, the Series F Nasdaq Conversion Proposal.

As of the Record Date, the following shares are issued and outstanding:

•  10,620,462 shares of Common Stock;

•  9,605 shares of Original Series E Preferred Stock that are convertible into an aggregate of 45,600 shares of Common Stock, after taking into account the Beneficial Ownership Limitation;

•  1,753 shares of Series E-1 Preferred Stock that are convertible into an aggregate of 0 shares of Common Stock, after taking into account the Beneficial Ownership Limitation; and

•  24,900 shares of Series F-1 Preferred Stock that are convertible into an aggregate of 1,378,788 shares of Common Stock, after taking into account the Maximum Percentage and the Share Cap.

Therefore, for purposes of the Director Election Proposal, the Plan Proposal, the Ratification Proposal, the Say-on-Pay Proposal and the Frequency of Say-on-Pay Proposal, there are 12,440,850 shares entitled to vote as of the Record Date, consisting of all shares of Common Stock outstanding and all shares of Preferred Stock on an as-converted to Common Stock basis. For purposes of the Charter Amendment Proposal, there are 10,620,462 shares entitled to vote as of the Record Date, consisting of all shares of Common Stock outstanding. For purposes of the Series F Nasdaq Conversion Proposal, there are 10,666,062 shares entitled to vote as of the Record Date, consisting of all shares Common Stock outstanding and all shares of Series E Preferred Stock on an as-converted Common Stock basis.

Attending the virtual meeting.

Stockholders of record as of April 21, 2023 will be able to participate in the Annual Meeting by visiting our 2023 Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The Annual Meeting will begin promptly at 10:00 a.m. Eastern time on June 12, 2023.

Online check-in will begin at 9:45 a.m. Eastern time on June 12, 2023, and you should allow approximately 15 minutes for the online check-in procedures.

How to vote.

Whether or not you plan to virtually attend the Annual Meeting and regardless of the number of shares of the Company’s Common Stock and/or Preferred Stock that you own, please vote as soon as possible.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Annual Meeting, we urge you to vote by proxy through the internet or telephone as instructed below, or by completing a proxy card as soon as possible.

You may vote using the following methods:

Go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m. (Eastern Time) on June 11, 2023 to be counted.
Dial 1-800-690-6903 using a touch-tone phone and following the recorded instructions. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m. (Eastern Time) on June 11, 2023, to be counted.
Complete, sign, date and return the proxy card that you may request or that was delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to use before the Annual Meeting, your shares will be voted as you direct.

In addition, you may vote online before the Annual Meeting. To do so, during the Annual Meeting, visit our Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2023. You will be asked to provide the 16-digit control number included on your Notice, your proxy card that you request or that was delivered to you or the instructions that accompanied your proxy materials. Once you have logged onto the Annual Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions.

Beneficial Ownership: Shares Registered in the Name of Bank, broker or other nominee

If, on the Record Date, your shares were held not in your name, but rather in an account at a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” Your bank, broker or other nominee is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you should have received a notice containing voting instructions from your bank, broker or other nominee rather than from us. Simply follow the instructions in the notice to ensure that your vote is counted. Please also note that since you are not the stockholder of record, you may only vote your shares during the Annual Meeting if you request and obtain a valid 16-digit control number from your bank, broker or other nominee. Beneficial owners who attend the Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/DCTH2023 to vote during the Annual Meeting.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Annual Meeting, we urge you to vote by proxy through the internet or telephone as instructed below, or by completing a proxy card as soon as possible.

Quorum.	The presence at the Annual Meeting, in person virtually or represented by proxy, of the holders of a majority of the shares of the Company’s Common Stock and Preferred Stock (on an as-converted to Common Stock basis, subject to the Beneficial Ownership Limitation with respect to the Series E Preferred Stock and the Maximum Ownership Limitation and Share Cap with respect to the Series F-1 Preferred Stock) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for purposes of voting at the Annual Meeting. Attendance at the Annual Meeting, albeit virtual, constitutes presence in person for purposes of a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining the existence of a quorum.

Broker non-votes.

A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares in “street name” for a beneficial owner, returns the proxy but abstains from voting on a particular proposal because, under most circumstances, such nominee does not have discretionary authority to vote on proposals unless it has received instructions from the beneficial owner of the securities on how to vote those securities. Under applicable rules, such nominees do not have discretionary authority to cast votes on non-routine matters without instructions from the beneficial owner of the securities. If you do not provide your bank, broker or other nominee with instructions on how to vote your shares held in “street name,” your bank, broker or other nominee will have discretionary authority to vote your shares with respect to “routine” proposals, but not with respect to “non-routine” proposals.

•  Routine proposal. We have been advised by the New York Stock Exchange (“NYSE”) that the Ratification Proposal is a routine proposal and may be voted upon by your bank, broker or other nominee if you do not submit voting instructions to your bank, broker or other nominee.

•  Non-routine proposals. We have been advised by the NYSE that the Director Election Proposal, the Charter Amendment Proposal, the Plan Proposal, the Say-on-Pay Proposal and the Frequency of Say-on-Pay Proposal are non-routine proposals and may not be voted upon by your bank, broker or other nominee in the absence of specific instructions from you as to how you would like your shares to be voted. If you hold your shares in “street name,” we strongly encourage you to provide instructions regarding the voting of your shares because your bank, broker or other nominee cannot vote your shares with respect to these proposals without voting instructions from you.

Vote required; treatment of abstentions and broker non-votes.	Proposal	Vote Required to Adopt the Proposal	Effect of Abstentions / Withheld Votes	Effect of “Broker Non-Votes”
Proposal 1 – Director Election Proposal

Nominees receiving the most “FOR” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “FOR” will affect the outcome.

For purposes of the Director Election Proposal, shares of Common Stock and Preferred Stock will vote together as a single class with the holders of Preferred Stock voting on an as-converted to Common Stock basis, subject, with respect to the Series E Preferred Stock, to the Beneficial Ownership Limitation and, with respect to the Series F-1 Preferred Stock, to the Maximum Ownership Limitation and the Share Cap.

			No effect.	No effect.

Proposal 2 – Charter Amendment Proposal

The Charter Amendment Proposal must receive “FOR” votes from the holders present or represented by proxy of the majority of the outstanding shares entitled to vote on the matter.

For purposes of the Charter Amendment Proposal, only shares of Common Stock are entitled to vote. The Preferred Stock may not vote on this matter.

			An abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.	A broker non-vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.(1)

Vote required; treatment of abstentions and broker non-votes.	Proposal	Vote Required to Adopt the Proposal	Effect of Abstentions / Withheld Votes	Effect of “Broker Non-Votes”

Proposal 3 – Plan Proposal

The Plan Proposal must receive “FOR” votes from the majority of shares present or represented by proxy and entitled to vote on the matter.

For purposes of the Plan Proposal, shares of Common Stock and Preferred Stock will vote together as a single class with the holders of Preferred Stock voting on an as-converted to Common Stock basis, subject, with respect to the Series E Preferred Stock, to the Beneficial Ownership Limitation and, with respect to the Series F-1 Preferred Stock, to the Maximum Ownership Limitation and the Share Cap.

			An abstention will have the same effect as a vote “AGAINST” the Plan Proposal.	No effect.

Proposal 4 – Series F Nasdaq Conversion Proposal

The Series F Nasdaq Conversion Proposal must receive “FOR” votes from the holders of a majority of votes cast on the proposal.

For purposes of the Series F Nasdaq Conversion Proposal, shares of Common Stock and Series E Preferred Stock will vote together as a single class with the holders of Series E Preferred Stock voting on an as-converted to Common Stock basis, subject to, with respect to the Series E Preferred Stock, the Beneficial Ownership Limitation. Under the applicable Nasdaq listing rules, shares of Series F Preferred Stock are not entitled to vote on the Series F Nasdaq Conversion Proposal.

			No effect.	No effect.

Vote required; treatment of abstentions and broker non-votes.	Proposal	Vote Required to Adopt the Proposal	Effect of Abstentions / Withheld Votes	Effect of “Broker Non-Votes”

Proposal 5 -Ratification Proposal

The Ratification Proposal must receive “FOR” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the proposal.

For purposes of the Ratification Proposal, shares of Common Stock and Preferred Stock will vote together as a single class with the holders of Preferred Stock voting on an as-converted to Common Stock basis, subject, with respect to the Series E Preferred Stock, to the Beneficial Ownership Limitation and, with respect to the Series F-1 Preferred Stock, to the Maximum Ownership Limitation and the Share Cap.

			An abstention will have the same effect as a vote “AGAINST” the proposal.	Not applicable; brokers have discretion to vote.

Proposal 6 -Say-on-Pay Proposal

The Say-on-Pay Proposal must receive “FOR” votes from the holders of a majority of shares present or represented by proxy and entitled to vote on the matter.

For purposes of the Say-on-Pay Proposal, shares of Common Stock and Preferred Stock will vote together as a single class with the holders of Preferred Stock voting on an as-converted to Common Stock basis, subject, with respect to the Series E Preferred Stock, to the Beneficial Ownership Limitation and, with respect to the Series F-1 Preferred Stock, to the Maximum Ownership Limitation and the Share Cap.

			An abstention will have the same effect as a vote “AGAINST” the proposal.	No effect.

Vote required; treatment of abstentions and broker non-votes.	Proposal	Vote Required to Adopt the Proposal	Effect of Abstentions / Withheld Votes	Effect of “Broker Non-Votes”

Proposal 7 – Frequency of Say-on-Pay Proposal

The frequency receiving the majority of votes from the holders of shares present or represented by proxy and entitled to vote, if any, will be deemed to be the choice of the stockholders.

For purposes of the Frequency of Say-on-Pay Proposal, shares of Common Stock and Preferred Stock will vote together as a single class with the holders of Preferred Stock voting on an as-converted to Common Stock basis, subject, with respect to the Series E Preferred Stock, to the Beneficial Ownership Limitation and, with respect to the Series F-1 Preferred Stock, to the Maximum Ownership Limitation and the Share Cap.

			An abstention will have the same effect as a vote “AGAINST” each of the voting frequencies.	No effect.

(1) While similar proposals are typically considered to be “routine” matters under NYSE rules, we have been advised by the NYSE that this proposal is considered to be a “non-routine” matter under NYSE rules given our current lack of sufficient unissued and unreserved shares of Common Stock to effect the issuance of any shares pursuant to the proposed share increase under the Plan Proposal (the Plan Proposal is also considered to be a non-routine matter). Accordingly, we expect broker non-votes to exist with respect to this proposal.

Voting recommendation of the Board of Directors; voting of proxies.	With respect to the proposal concerning the frequency of advisory votes on executive compensation, the Board recommends that the advisory vote take place every “ONE” year. The Board recommends a vote “FOR” each of the other proposals. Your shares will be voted in accordance with the instructions contained in your signed proxy card. If you return a signed proxy card without giving specific voting instructions with respect to each proposal, proxies will be voted in favor of the Board’s recommendations with respect to the proposals as set forth in this Proxy Statement.

How to revoke your proxy.

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of our Common Stock or Preferred Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by telephone, the Internet or mail) or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the virtual annual meeting on June 11, 2023. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy and vote your shares online during the virtual annual meeting; however, simply attending the Annual Meeting in virtual format without taking one of the above actions will not revoke your proxy.

If you hold shares in “street name,” in general, you may revoke a previously submitted voting instruction by submitting to your bank, broker or other nominee another valid voting instruction (whether by telephone, the Internet or mail) or a signed letter of revocation. Please contact your bank, broker or other nominee for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Please note that your attendance at the virtual annual meeting in and of itself will not be sufficient to revoke your proxy.

Expenses and solicitation.

We will bear the cost for the solicitation of proxies, including printing and mailing costs. In addition to the solicitation of proxies by mail, proxies may also be solicited personally by directors, officers and employees of Delcath, without additional compensation to these individuals. We will request that banks, brokers and other firms holding shares in their names that are beneficially owned by others forward proxy materials to and obtain proxies from such beneficial owners, and will, upon request, reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

We have engaged Alliance Advisors, LLC (“Alliance”) as the proxy solicitor for the Annual Meeting for a base fee of $35,000, plus fees for additional services. We have agreed to reimburse Alliance for its reasonable out of pocket expenses. If you have questions about the proposals or if you need copies of this Proxy Statement or a proxy card, you should contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 08003

1-888-511-2637

DCTH@allianceadvisors.com

Other matters.	We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting as well unless you have subsequently revoked your proxy.

Vote results.	The preliminary results of the voting on the proposals will be reported at the Annual Meeting. The final certified results of the voting will be reported in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who should I call if I have additional questions?

If you need assistance with voting or have questions regarding the Annual Meeting, please contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 08003

1-888-511-2637

DCTH@allianceadvisors.com

PROPOSAL 1: ELECTION OF TWO CLASS II DIRECTORS

Our certificate of incorporation and bylaws, each as currently amended and in effect, state that our Board will consist of a number of directors that will be fixed exclusively by the Board from time to time in accordance with the bylaws of the Company. Our Board has fixed the number of directors comprising the Board at six members. Each director holds office until his or her successor is duly elected and qualified or until his or her death, incapacity, resignation or removal. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office. Our certificate of incorporation also provides that our Board is divided into three classes of directors, with the classes as nearly equal in number as possible. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and bylaws, our current Class II directors, if elected, will serve until the Company’s 2026 annual meeting of stockholders; our current Class I directors will serve until the 2025 annual meeting of stockholders; and our current Class III directors will serve until the 2024 annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board among the three classes as equally as possible.

Our Board has nominated Elizabeth Czerepak and John R. Sylvester for election as Class II directors at the Annual Meeting, to serve until the Company’s 2026 annual meeting of stockholders. Both of the nominees are presently directors, and both have indicated a willingness to continue to serve as director, if elected. If a nominee becomes unable or unwilling to serve, proxies may be voted for substitute nominees selected by our Board.

Nominees for Election as Class II Directors

Name	Age	Position with Delcath	Director Since
Elizabeth Czerepak	67	Director	2020
John R. Sylvester	59	Non-Executive Chairman	2019

Biographical information, including principal occupation and business experience during the last five years, for our director nominees is set forth below.

Elizabeth Czerepak was appointed as a director of the Company in February 2020. Ms. Czerepak serves as Chief Financial Officer at BeyondSpring Inc. (NASDAQ:BYSI), a global biopharmaceutical company focused on developing innovative immuno-oncology cancer therapies, since September 2020. Prior to that, from May 2018 to January 2020, she served as Chief Financial Officer and Chief Business Officer of Genevant Sciences, Inc., a technology focused nucleic acid delivery company. Earlier experience includes CFO roles at other biotechnology companies including Altimmune, Inc. (NASDAQ: ALT), Isarna Therapeutics, and Cancer Genetics (NASDAQ: CGIX), where she led Altimmune’s IPO through reverse merger, and Cancer Genetics’ IPO and subsequent uplisting to NASDAQ. She has extensive experience in biotech venture capital investment as a Managing Director at JP Morgan/Bear Stearns, where she led investments in 13 biotechs, providing primary support in completing large private financings, and exits through IPO and acquisition. Elizabeth began her career serving in senior and executive level positions for 18 years at BASF Pharma, Hoffmann-La Roche, and Merck & Co. Her pharma executive level experience includes M&A, licensing, business development and finance. Ms. Czerepak also serves on the board of directors of Sorrento Therapeutics, Inc. (NASDAQ: SRNE) since November 2021. Ms. Czerepak served as a director of Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) from June 2019 to December 2020, and as a director of Scilex Pharmaceuticals, Inc., a private company, from 2019 to 2020. Earlier, from 2001 to 2010, Ms. Czerepak served as a director for many, mostly private, companies in which she was an investor. She received a B.A. magna cum laude in Spanish and Mathematics Education from Marshall University and an MBA from Rutgers University. In 2020, Elizabeth earned a Corporate Director Certificate from Harvard Business School.

Ms. Czerepak brings to our Board extensive experience in the pharmaceutical and biotech industries, including as a senior finance executive of publicly traded biopharmaceutical companies.

John R. Sylvester was appointed as a director of the Company in July 2019. He has served as Non-Executive Chairman of the Board of Directors of the Company since February 2023. He is currently serving as CEO of Curium Pharma’s SPECT and International businesses. Prior to that he served as Chief Commercial Officer of BTG plc, which he joined in 2011 and had roles leading both their Interventional Oncology and Interventional Vascular businesses as well as a period as Chief Development Officer accountable for Strategy, M&A and Market access. This culminated in an exit to Boston Scientific for $4.2 billion. Prior to BTG, John was Managing Director of Biocompatibles plc (“Biocompatibles”), building their Interventional Oncology business which led to a successful exit to BTG for £166.0 million. John joined Biocompatibles following a period as the Vice President of Marketing for Baxter Healthcare’s $750.0 million European Medication Delivery business based in Brussels, then Zurich, accountable for six strategic business units incorporating drugs, devices and drug device combinations. Before this, John held a number of senior commercial roles in the industrial sector. Immediately prior to Baxter Healthcare, John was the General Manager of a minerals company with assets on three continents, $500.0 million of sales and 1,500 employees. John graduated with joint honors in Biochemistry and Applied Molecular Biology from the University of Manchester.

Mr. Sylvester’s extensive international experience with business strategy and commercialization in the healthcare space as well as his educational background enhances our Board.

Vote Required

The affirmative vote of a plurality of our shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present or represented by proxy at the Annual Meeting and entitled to vote, is required with respect to this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO CLASS II DIRECTOR NOMINEES.

Directors Continuing in Office

Name	Age	Position with Delcath	Director Since
Gerard Michel	59	CEO/Director	2020
Gilad Aharon, PhD	49	Director	2020
Roger G. Stoll, Ph.D.	80	Director	2008
Steven Salamon	57	Director	2020

Biographical information, including principal occupation and business experience during the last five years, for our directors whose terms continue is set forth below.

Class III Directors (Term Expires at 2024 Annual Meeting)

Roger G. Stoll, Ph.D. was appointed as a director of the Company in December 2008. He became Executive Chairman in September 2014 and served as Chairman of the Board from October 2015 until February 2023. From 2002 to 2010 he served as Chairman and Chief Executive Officer of Cortex Pharmaceuticals, Inc. (now RespireRx Pharmaceuticals Inc.) (“Cortex”). In August 2010 he was appointed Executive Chairman of the board of directors of Cortex and served in such role until his retirement in 2012. From 2001 to 2002 he was a consultant to several east coast venture capital firms and startup ventures. From 1998 to 2001, he was Executive Vice President of Fresenius Medical Care-North America, in charge of the dialysis products division and the diagnostic business units, which included hemodialysis machines, dialysis filters, dialysate solutions, and attendant devices used in the dialysis procedure. From 1991 to 1998, Dr. Stoll was Chief Executive Officer of Ohmeda, a global leader in anesthetic agents, critical care drugs and related operating room devices with sales of $1 billion annually. From 1994 until the sale of Ohmeda in 1998, he was also a member of the board of directors of The BOC Group, plc in London, UK (now part of Linde). From 1986 to 1991, Dr. Stoll held several positions of increasing responsibility at Bayer, AG, including Chief Administrative Officer, President of Bayer’s Consumer Healthcare business unit, and Executive Vice-President and General Manager for its worldwide Diagnostic Business Group, which included the acquisition of Cooper Technicon and the global integration of the Bayer and Technicon business units and resulted in a global diagnostic business in excess of $1 billion in sales annually. Prior to that he worked for American Hospital Supply Corporation, where he rose from Director of Clinical Pharmacology to President of the American Critical Care Drug division. Mr. Stoll began his pharmaceutical career at the Upjohn Company working in drug metabolism and pharmacokinetic studies in a clinical development unit in 1972. Dr. Stoll obtained his BS in Pharmacy at Ferris State University, his PhD in Biopharmaceutics and Drug Metabolism at the University of Connecticut and was a post-doctoral fellow for two years at the University of Michigan. He served on the board of directors of Questcor Pharmaceuticals from 1999 to 2005 and on the boards of Agensys, Inc. from 2003 until its sale to Astellas in late 2007 and Chelsea Therapeutics from 2008 until it was acquired in 2014 by Lundbeck A/S. From 1991 to 2002, Dr. Stoll also served on the board of directors of St. Jude Medical (1991 to 2001) and the industry boards HIMA and PMA (now PhRMA). Dr. Stoll also serves on the University of Connecticut School of Pharmacy Advisory Board.

Dr. Stoll possesses decades of business management experience, including tenures as chairman and chief executive officer, in the pharmaceutical and medical devices and equipment industries and his service on the boards of other companies has allowed him to gain broad-based experience and sensitivity regarding best practices, which he shares with our Board. Dr. Stoll’s many years of Board service to our Company is extremely valuable providing not only his own perspective but legacy knowledge as well.

Steven Salamon was appointed as a director of the Company in May 2020. Mr. Salamon is a co-founder of, and has served as Portfolio Manager at, Rosalind Advisors, Inc., a life sciences-focused investment manager (“Rosalind Advisors”), since 2006. Mr. Salamon holds an MBA from the Ivey Business School and a Bachelors of Applied Science degree in Engineering Physics from the University of Toronto. Prior to co-founding Rosalind Advisors, Mr. Salamon worked as an equity analyst at HSBC Securities and RBC Capital Markets (formerly RBC Dominion Securities). Prior to completing his MBA, Mr. Salamon worked as a product engineer for Chrysler Corporation.

Mr. Salamon brings to our Board his manufacturing, financial and investment industry experience, his understanding of our business and our industry and his strategic insight. In addition, Mr. Salamon provides a valuable stockholder perspective to the Board. Mr. Salamon was elected to our Board pursuant to a Board Appointment Agreement entered into with certain of our stockholders, Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P.

Class I Directors (Term Expires at 2025 Annual Meeting)

Gerard Michel was appointed as a director of the Company and its Chief Executive Officer in October 2020. Mr. Michel has over 30 years of experience in the pharmaceutical and medical technology industries across multiple functional areas. Prior to joining the Company as its Chief Executive Officer on October 1, 2020, he was Chief Financial Officer of Vericel Corporation, a biopharmaceutical company, since June 2014 where he was a key member of the management team that integrated a transformative acquisition and revised the company’s business model from a research focused company to a fully integrated, profitable commercial business. Mr. Michel also served as Chief Financial Officer and Vice President, Corporate Development of Biodel, Inc. from November 2007 to May 2014, and Chief Financial Officer and Vice President of Corporate Development of NPS Pharmaceuticals Inc. from August 2002 to November 2007. Prior to that, Mr. Michel was a Principal at Booz Allen and held a variety of commercial roles at both Lederle Labs and Wyeth Labs. Mr. Michel holds an M.S. in Microbiology from the University of Rochester School of Medicine, an M.B.A. from the Simon School of Business, and a B.S. in both Biology and Geology from the University of Rochester.

We believe that the Board is greatly enhanced by Mr. Michel’s decades of experience in the pharmaceutical and medical technology industries, his strong leadership skills and his in-depth understanding of the Company and its goals from his experience as our Chief Executive Officer.

Gilad Aharon, Ph.D. was appointed as a director of the Company in May 2020. Dr. Aharon is a co-founder of and has served as a Portfolio Manager at Rosalind Advisors, Inc., since 2006. Dr. Aharon holds a Ph.D. in Biophysics and Molecular Biology from the University of Toronto. Prior to co-founding Rosalind Advisors, Dr. Aharon worked as an equity analyst at Infinium Securities Inc.

Dr. Aharon’s financial and investment industry experience, his understanding of our business and our industry and his educational background make him extremely valuable to our Board. Dr. Aharon also provides a valuable stockholder perspective to the Board. Dr. Aharon was elected to our Board pursuant to a Board Appointment Agreement entered into with certain of our stockholders, Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P.

PROPOSAL 2: TO APPROVE AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 80,000,000 SHARES

We are asking our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 40,000,000 shares to 80,000,000 shares (the “Charter Amendment Proposal”). In April 2023, the Board adopted resolutions unanimously approving the proposed amendment to our Amended and Restated Certificate of Incorporation, in substantially the form of Appendix B hereto. At that time, the Board determined the proposed amendment and increase of the Common Stock to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment and increase of the Common Stock for approval by our stockholders.

If stockholders approve this proposal, we expect to file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our Common Stock as soon as practicable following stockholder approval. In this regard, upon filing of the amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, Article FOURTH of the Amended and Restated Certificate of Incorporation would be amended as follows, with the proposed additions double-underlined and proposed deletions stricken through:

“FOURTH: The total number of all classes of shares of capital stock which the Corporation shall have authority to issue is ninety million (90,000,000), consisting of ten million (10,000,000) shares of Preferred Stock, with a par value of $.01 per share, and eighty million (80,000,000) shares of Common Stock, with a par value of $.01 per share.”

As of the close of business on April 20, 2023, of our 40,000,000 authorized shares of common stock, there were 10,620,462 shares of common stock issued and outstanding. In addition to the 10,620,462 shares of common stock outstanding on April 20, 2023, there were 1,135,721 shares reserved for issuance pursuant to outstanding preferred E and E-1 shares, there were 7,545,455 shares reserved for issuance pursuant to outstanding preferred F-1 shares, there were 16,545,155 shares reserved for issuance pursuant to outstanding warrants, there were 488,031 shares reserved for issuance pursuant to convertible debt and 3,350,877 shares reserved for issuance under our various equity compensation plans. As of April 21, 2023, there were 102,449 shares unreserved for any specific purpose remaining available for issuance. Accordingly, at present, there are not sufficient available unissued and unreserved authorized shares of our common stock to meet the needs of our business described below under “ — Reasons for the Increase in Authorized Shares”.

The proposed amendment to our Amended and Restated Certificate of Incorporation would increase the number of shares of Common Stock that we are authorized to issue from 40,000,000 shares of Common Stock to 80,000,000 shares of Common Stock, representing an increase of 40,000,000 shares of authorized Common Stock, with a corresponding increase in the total authorized capital stock, which includes Common Stock and Preferred Stock, from 50,000,000 shares to 90,000,000 shares.

Reasons for the Increase in Authorized Shares

We have had minimal revenue to date, and have a substantial accumulated deficit, recurring operating losses and negative cash flow. We are not profitable and have incurred losses in each year since commencing operations. For the years ended December 31, 2022 and 2021, we incurred net losses of approximately $36.5 million and $25.6 million, respectively and expect to continue to incur losses in 2023. To date, we have funded operations through a combination of private placements and public offerings of our securities, debt financing including convertible notes. If we continue to incur losses, we may exhaust our capital resources, and as a result may be unable to complete our clinical trials, engage in product development and the regulatory approval process and commercialization of CHEMOSAT and HEPZATO or any other versions of these products.

If we are unable to raise capital or generate sufficient revenue, we may not be able to pay our debts when they become due and may have to seek protection under federal bankruptcy law or enter into a receivership. As of the date of this Proxy Statement, other than future issuances under the Company’s equity compensation plans (including any additional shares available pursuant to the Plan Proposal) and future issuances of the Company’s securities under the Purchase Agreement (as defined below and described in Proposal 4), including issuance of shares upon exercise of outstanding warrants of the Company, the Company currently has no plans or arrangements to issue the additional authorized shares of Common Stock that would be available as a result of the approval of the Authorized Share Increase Proposal. Our Board believes it is appropriate to increase our authorized shares of Common Stock so that we have shares of Common Stock available to provide additional flexibility to promptly and appropriately use our Common Stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisers; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation.

In this regard, if the Board determines that raising additional capital through issuing the additional shares of Common Stock is desirable, we want to be able to act quickly if market conditions are favorable. Given the lack of sufficient available unissued and unreserved authorized shares of our common stock, if this Proposal 2 is not approved, we will not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the Authorized Share Increase Proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation and Stock Option Committee of the Board (the “Compensation Committee”) deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal 2, we may not be able to access the capital markets; continue to conduct the research and development and clinical and regulatory activities necessary to bring any other product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.

The Board believes that the proposed increase in authorized common stock will make sufficient shares available for the conversion of the Series F Preferred Stock (as defined below and described in Proposal 4) and to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, our authorized Common Stock has allowed us the flexibility to pursue a number of financing transactions that were key to enabling our support of our HEPZATO development program while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal 2, we will not have any unissued and unreserved authorized shares of Common Stock to support the growth needed for HEPZATO and any development of other product candidates by engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely harm our business and our prospects.

Effects of the Increase in Authorized Shares

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the current outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Amended and Restated Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq listing rules. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock in order to maintain their proportionate ownership interests in the Company.

The increase in our authorized shares of Common Stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

Vote Required

The affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote is required for the approval of this proposal. Holders of Preferred Stock may not vote on the Charter Amendment Proposal. Abstentions will have the same effect as a vote “against” this proposal. We have been advised by NYSE that this proposal is considered “non-routine” under NYSE rules, however, given the voting standard, broker non-votes will have the same effect as a vote “against” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE DELCATH SYSTEMS, INC. 2020 OMNIBUS EQUITY INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan, as previously amended in 2021 (which we refer to as the “2020 Plan”), to increase the number of shares of the Company’s Common Stock available for issuance under the 2020 Plan by 2,650,000 We are proposing the increase in the number of shares available under the 2020 Plan to enable us to continue offering effective equity compensation to our employees, non-employee directors and consultants and to take advantage of the significant motivation and retention benefits provided by equity compensation. Our Board unanimously approved the proposed amendment of the 2020 Plan (which we refer to as the “Plan Amendment”) on April 17, 2023, subject to stockholder approval at the Annual Meeting. If approved by the stockholders, the Plan Amendment will become effective as of the date of the Annual Meeting.

On February 14, 2023, the Company filed a New Drug Application resubmission to the U.S. Food and Drug Administration (“FDA”) for the Company’s lead product candidate, HEPZATO KIT (melphalan hydrochloride for injection/hepatic delivery system) seeking approval of the HEPZATO KIT in the treatment of patients with unresectable hepatic-dominant metastatic ocular melanoma, or mOM, a type of primary liver cancer. The Company needs to hire additional employees to supplement our current 52 employees in order to prepare for U.S. commercialization of HEPZATO KIT, to expand our clinical development activities to include a broader set of solid tumors, to build out our manufacturing and sales capabilities and for other operations. We do not view the 129,167 shares remaining currently available for grant under the 2020 Plan as sufficient to allow us to execute on our near-term plans, and the proposed increase in the share reserve under the 2020 Plan is expected to provide sufficient shares available for approximately the next year as we scale the business. We are not able to provide a public forecast as to the level of total shares outstanding and utilization of equity awards as a result of the unpredictability of the underlying assumptions and estimates. In particular, our actual usage of stock plan shares for employee awards under the 2020 Plan will be impacted by changes in the number and level of our employees, the type of equity awards we grant, our potential growth and activities, the financial impact of grants and financing activities, as well as other factors, such as industry performance and general business, economic, regulatory, market and financial conditions. These general factors and ones specific to our business are difficult to predict, many are beyond our control and some or all could combine to change the expected life of the stock plan request.

If approved by our stockholders, the Plan Amendment will increase by 2,650,000 shares of Common Stock the current authorization of 2,475,000 shares of Common Stock for equity compensation awards, for a total share reserve under the 2020 Plan as proposed to be amended of 5,475,000 shares of Common Stock.

In determining the amount of the increase contemplated by the Plan Amendment, the Board has taken into consideration the analysis conducted by our compensation consultant F. W. Cook, which looked to manage annual share spend, total overhang levels and competitive market grant practices in an appropriate manner. The analysis considered that we have a large number of outstanding in-the-money warrants and convertible preferred shares, which results in a capital structure that has approximately 22,098,226 shares of common stock and common stock equivalents outstanding.

The proposed reservation of an additional 2,650,000 shares under the 2020 Plan is most appropriately considered as twelve percent (12%) of the totality of common share equivalents with the in-the-money warrants and convertible preferred shares included.

Another factor considered is our anticipated “burn rate” for issuances of new awards under the 2020 Plan over the next two years, which is defined generally as (a) shares subject to options and other awards granted in the year, divided by (b) weighted-average common shares and common share equivalents outstanding for the applicable year (common share equivalents include in-the-money warrants and convertible preferred shares). Taking into account our hiring plans over that period, we believe that our burn rate will be approximately six percent (6%) if awards are granted as stock options; the Board believes that a burn rate of approximately six percent (6%) is a reasonable burn rate.

As of April 21, 2023, only 129,167 shares of Common Stock remained available for grant of future equity awards under the 2020 Plan. We believe that the additional 2,650,000 reserved shares will be sufficient to provide an adequate number of awards to the new employees that the Company intends to hire in order to build out its team as discussed above, as well as to provide additional incentive awards to the Company’s current employees, consistent with the market for their services, over that period of time. This increase will improve the Company’s ability to grant equity awards that are competitive with the levels of equity compensation provided by the companies with which it competes to attract and retain talented executives and other key employees.

The Board recommends that the stockholders approve the Plan Amendment. If the requisite stockholder approval of the Plan Amendment is not obtained, the Plan Amendment will not take effect. Due to our current lack of sufficient unissued and unreserved shares of Common Stock, if the Plan Amendment is approved by our stockholders, the Plan Amendment will not become effective until the effectiveness of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock in at least an amount sufficient to cover the Plan Amendment. Accordingly, even if the Plan Amendment is approved by our stockholders, if our stockholders do not also approve the Charter Amendment Proposal, then we would again need to seek approval of our stockholders to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock and only after such approval is obtained and the related amendment to our Amended and Restated Certificate of Incorporation is effective, would the Plan Amendment become effective. We may be unable to do so in a timely manner or at all, in which case, even if the Plan Amendment is approved by our stockholders, the effectiveness of the Plan Amendment may be substantially delayed or precluded all together.

Description of the 2020 Plan

The following is a summary of the material terms of the 2020 Plan, as proposed to be amended pursuant to the Amendment. This summary is qualified in its entirety by reference to the full text of the 2020 Plan (as amended if this Proposal 3 is approved), marked to show the changes implemented by the Plan Amendment, attached as Appendix A to this Proxy Statement. The 2020 Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.

Administration. Our Board has the authority to interpret the terms and conditions of the 2020 Plan, to determine eligibility for and terms of awards for participants and to make all other determinations necessary or advisable for the administration of the 2020 Plan. The Board may delegate its authority to any committee of the Board (the Board or such committee is referred to below as the “Administrator”). To the extent consistent with applicable law, the Administrator may further delegate the ability to grant awards to our Chief Executive Officer or other of our officers. In addition, subcommittees may be established to the extent necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Eligible Award Recipients. Our non-employee directors, employees and consultants, and any individual to whom we or our affiliates have extended a formal offer of employment (provided that no grants to such individuals can become effective until they actually commence employment), are eligible to receive awards under the 2020 Plan. As of April 21, 2023, approximately 52 employees, and 5 directors, were eligible to participate in the 2020 Plan.

Awards. Awards under the 2020 Plan may be made in the form of incentive stockoptions, non-qualified options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards, other stock-based awards or cash awards.

Shares Subject to the 2020 Plan. Subject to adjustment as set forth below, the total number of shares of Common Stock reserved and available for grant and issuance pursuant to awards under the 2020 Plan is equal to 2,475,000 (assuming that the stockholders approve the Plan Amendment), the full amount of which may be issued pursuant to incentive stock options. For purposes of counting shares against the share reserve, awards denominated in shares of Common Stock and other awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the 2020 Plan reserve on the date of grant of the award based on the maximum number of shares that may be issued pursuant to the award, as determined by the Administrator.

Award Limits. With respect to any one participant (other than a non-employee director), during any calendar year, (i) the maximum number of shares of Common Stock underlying options and stock appreciation rights that may be granted under the 2020 Plan is 500,000 shares; (B) the maximum number of shares of Common Stock subject to restricted stock awards, awards of restricted stock units and other stock-based awards that may be granted under the 2020 Plan is 500,000 shares; and (C) the maximum amount of a cash award that may be paid is $3,000,000. No director, in any approximate 12-month period beginning on the date of a regular annual meeting and ending on the date of the next regular annual meeting may be granted awards, that, together with any cash fees received from the Company during such period, exceed an aggregate value of $750,000 (with value of each equity award based on its grant date fair value).

Terms and Conditions of Awards

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Options and Stock Appreciation Rights. An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet those requirements. A “stock appreciation right” (or SAR) is the right of a participant to a payment, in cash, shares of Common Stock, or a combination of cash and shares equal to the amount by which the market value of a share of Common Stock exceeds the base price of the stock appreciation right. An option or SAR granted under the 2020 Plan will be exercisable only to the extent that it is vested on the date of exercise. No option or SAR may be exercisable more than ten years from the grant date. The Administrator may include in the option agreement the period during which an option may be exercised following termination of employment or service. SARs may be granted to participants in tandem with options or separately. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted. The exercise price or base price per share under each option or SAR granted under the 2020 Plan may not be less than 100% of the fair market value of the Company’s Common Stock on the grant date of such award. For this purpose, and for so long as the Company’s Common Stock is listed on the Nasdaq Stock Market, fair market value of the Common Stock will be the closing price of the Company’s Common Stock on the grant date. The 2020 Plan prohibits repricing of options and SARs without stockholder approval.

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Restricted Stock and Restricted Stock Units. Restricted stock is an award of Common Stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A restricted stock unit is a unit, equivalent in value to a share of Common Stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon or after vesting. Subject to the provisions of the 2020 Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restricted/vesting period for all or a portion of the award, and the restrictions applicable to the award. Restricted stock and restricted stock units granted under the 2020 Plan will vest based on a period of service specified by our Administrator or the occurrence of events specified by our Administrator. Unless otherwise provided in an award agreement, dividends declared with respect restricted stock will be held back and paid only to the extent the related restricted stock vests. Further, dividend equivalent rights may be granted with respect to restricted stock units, entitling the participant to receive, subject to the vesting conditions applicable the restricted stock unit, an amount equal to cash or stock dividends or other distributions paid by the Company in respect of one share of Common Stock.

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Performance Awards. Performance awards may be granted as an option, stock appreciation right, restricted stock award, restricted stock unit award, other stock-based award or cash award. Performance awards will be based on the attainment of performance goals that are established by the Administrator for the relevant performance period prior to the grant of the award. The Administrator will determine and set forth in the award agreement such terms as (i) the nature, length and starting date of any performance period; (ii) the applicable performance goals that shall be used to determine the time and extent to which the award has been earned; and (iii) the effect of a termination of participant’s service on a performance award. At the end of the applicable performance period, the Administrator will determine the extent to which a performance award has been earned, including the extent to which performance goals have been attained and the degree of achievement between minimum and maximum levels.

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Other Stock-Based Awards and Cash Awards. The Administrator may grant other stock-based awards or cash awards not otherwise described by the terms of the 2020 Plan. Other stock-based awards are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of the Company’s Common Stock, including, but not limited to, shares of Common Stock awarded as a bonus or other compensation which are issued without restrictions on transfer and free from forfeiture conditions. A cash award is an award denominated in cash that is subject to such performance goals and service requirements as specified by the Administrator in the applicable award agreement.

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Termination of Employment. Except as otherwise determined by the Administrator, in the event a participant’s employment terminates for any reason other than “cause” (as defined in the 2020 Plan), all of such participant’s unvested options and SARs will be forfeited and all vested options and SARs will remain exercisable until the 90th day following the date of termination (or the expiration of the award’s maximum term, whichever is earlier); however, in the event of termination by reason of death or “disability” (as defined in the 2020 Plan), vested options and SARs will remain exercisable for 12 months (or the expiration of the award’s maximum term, whichever is earlier). Except as otherwise determined by the Administrator, in the event of a participant’s termination for cause, all unvested and vested options then outstanding will immediately be forfeited and canceled. Further, for all other types of awards under the 2020 Plan, the Administrator may specify in any award agreement that a participant’s award will be forfeited upon termination for cause.

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Other Forfeiture Provisions; Clawback. All awards granted under the 2020 Plan will be subject to recoupment in accordance with the Company’s clawback policy or applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an award agreement or compensation clawback policy as the Board determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting cause. Further, unless otherwise provided in an award agreement, if at any time within 1 year after an award is exercised, vests, becomes payable, either (i) the participant is terminated for cause, or (ii) the committee determines that while in service the participant had engaged in an act which would have warranted termination for cause, or following termination of service the participant violated continuing obligation or duty to the Company, the Administrator may require the participant to pay back to the Company any gain realized by the participant.

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Change in Capitalization or Other Corporate Event. The number or amount of shares of stock, other property or cash covered by outstanding awards, the number and type of shares of stock that have been authorized for issuance under the 2020 Plan, the exercise or base price (as applicable) of each outstanding award, and the other terms and conditions of outstanding awards, will be subject to adjustment by the Administrator in the event of any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the

Company’s Common Stock. Any such adjustment would not be considered repricing for purposes of the prohibition on repricing described above.

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Effect of a Change in Control. The Administrator has the ability to prescribe the effect of a future change in control in the award agreement or otherwise, including, for example, settlement of awards based on the consideration provided for in the agreement pursuant to which the change in control awards. Unless otherwise determined by the Committee, no accelerated vesting of awards will occur if awards are assumed and/or replaced in the change in control with substitute awards unless the participant’s employment is involuntarily terminated without “cause” within 12 months following the date of the change in control.

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Deferrals of Payment. Under the 2020 Plan, the Administrator may determine that payment pursuant to an award shall be deferred and may establish programs and procedures for deferral elections to be made by participants, provided that such deferrals will be made in accordance with Section 409A of the Code.

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Non-Transferability. The 2020 Plan restricts the ability of an award holder from transferring awards granted under the 2020 Plan other than by will, the laws of descent and distribution or, with the prior approval of the Administrator.

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Amendment and Termination. The Board may, in its discretion, amend or terminate the 2020 Plan at any time; provided that the Board may not take any action that materially impairs the rights of any participant with respect to an outstanding award without the consent of the participant. Stockholder approval is required (i) to materially increase the number of shares subject to the 2020 Plan (other than pursuant to an equitable adjustment in connection with changes relating to the Company’s Common Stock as permitted under the 2020 Plan); (ii) to materially expand the class of individuals eligible to receive awards under the 2020 Plan; (iii) materially reduce the price at which Common Stock may be issued or purchased under the 2020 Plan; (iv) materially extend the term of the 2020 Plan; (v) materially expand the types of awards available for issuance under the 2020 Plan, or (vii) as otherwise required by applicable law.

•	Term of the 2020 Plan. The term of the 2020 Plan extends for a period of ten years from September 30, 2020 and, accordingly, will remain in effect unless sooner terminated through September 30, 2030.

Federal Income Tax Consequences

The following is a brief summary of the intended United States federal income tax consequences applicable to awards granted under the 2020 Plan. The discussion below is based upon United States federal income tax laws in effect as of the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances, or the tax consequences of any awards granted to participants who reside outside of the United States.

Nonqualified Stock Options. Nonqualified stock options will not be taxable to a participant at grant but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of a share of our Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the participant recognizes this income, subject to Section 162(m) of the Code.

Incentive Stock Options. A participant will generally not recognize ordinary income on receipt or exercise of an incentive stock option (an “ISO”) so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the fair market value of the shares of our Common Stock on the exercise date exceeds the exercise price is an adjustment in computing the participant’s alternative minimum tax in the year of exercise. If the participant holds the shares of our Common Stock received on exercise of the ISO until at least one year after the date of exercise (and for at least two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the participant. If the participant exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO. If the participant exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the participant generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of the disqualifying disposition is less than on the date of exercise, the participant will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event of a disqualifying disposition, the Company will generally be entitled to deduct an amount equal to the amount constituting ordinary income to the participant in the year of the disqualifying disposition, subject to Section 162(m) of the Code.

Stock Appreciation Rights. There are no immediate tax consequences to a participant when a stock appreciation right is granted. When a participant exercises a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. The Company will generally be entitled to deduct the same amount as a business expense in the same year, subject to Section 162(m) of the Code.

Restricted Stock. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the stock. The participant may, however, make an election, within 30 days following the date the shares are issued, to include the value of the shares in gross income in the year of the award despite such restrictions; in such case, any subsequent appreciation of the shares will be treated as a capital gain. Generally, the Company will be entitled to deduct the fair market value of the shares transferred to the participant as a business expense in the year, and in the same amount, that the participant includes the compensation in income, subject to Section 162(m) of the Code.

Restricted Stock Units. Generally, a participant will not recognize ordinary income until Common Stock, cash, or other property becomes payable under a restricted stock unit, even if the award vests in an earlier year. The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Performance Awards. Generally, a participant will not incur any income tax liability upon the initial grant of performance awards. At the end of the performance or measurement period, however, the participant will generally realize ordinary income on any amounts received in cash or shares of our Common Stock, and any subsequent appreciation in shares will be treated as a capital gain (unless the award is in the form of an option or stock appreciation right in which case the tax consequences described above for such awards will generally apply). The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Other Stock-Based Awards and Cash Awards. Any cash payments or the fair market value of any shares of our Common Stock or other property a participant receives in connection with other stock-based awards or cash awards are includable in income in the year received or made available to the participant without substantial limitations or restrictions. The Company will generally be entitled to deduct the amount the participant includes in income as a business expense in the year of payment, subject to Section 162(m) of the Code.

Section 409A of the Code. Certain types of awards under the 2020 Plan, such as restricted stock units (and any related dividend equivalent rights), may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2020 Plan has been, and we intend that awards under the 2020 Plan will be, structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2020 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. However, the 2020 Plan does not provide for an indemnity by the Company of any participant for any taxes incurred by reason of Section 409A of the Code.

Section 162(m) of the Code. Section 162(m) of the Code generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain executive officers in one year.

Historical Grant Information. Options to purchase 550,000 shares, at a purchase price of $11.67 per share, were conditionally granted under the 2020 Plan to certain employees and non-employee directors on October 1, 2020, subject to approval of the 2020 Plan by the stockholders of the Company, which approval was obtained on November 23, 2020. Such options vest monthly over three years, and vest in full upon a change in control of the Company. On December 7, 2020, an option to purchase 30,000 shares, at a purchase price of $15.32 per share, was granted to a new employee. Such options vest over three years: one-third on the first anniversary of grant, and thereafter monthly over the remaining two years, and, pursuant to the Option Award Agreements issued under the 2020 Plan, vest in full upon a change in control of the Company. The closing price of our common stock as reported on the Nasdaq Stock Market as of April 20, 2023, the latest practicable date prior to the filing of this Proxy Statement, was $5.80.

New Plan Benefits

All future awards granted under the 2020 Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2020 Plan will depend on a number of factors, including the fair market value of our shares on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2020 Plan. The table below shows the amount of options received under the 2020 Plan in 2022, our last completed fiscal year, by the persons and groups of persons identified in the table. The table does not include any information on future awards under the 2020 Plan.

2020 Plan

Name and Position	Number of Options (#)
Gerard Michel, Chief Executive Officer	116,137
John Purpura, Chief Operating Officer	46,198
Johnny John, Senior VP Clinical Development and Medical Affairs	38,499
Executive Group(1)	200,834
Non-Executive Director Group	45,000
Non-Executive Officer Employee Group(2)	456,749

(1)	The executive group is comprised of Gerard Michel, John Purpura and Johnny John.
(2)	The non-executive officer employee group includes all employees, including all current officers who are not executive officers, as a group.

Registration with the Securities and Exchange Commission

We filed a Registration Statement on Form S-8 with the Securities and Exchange Commission (the “Commission”) for the purpose of registering shares of Common Stock under the 2020 Plan pursuant to the Securities Act of 1933 (the “Securities Act”) and intend to file a Registration Statement on Form S-8 with the Commission as soon as practicable to register additional shares of Common Stock under the 2020 Plan, subject to the approval of the Plan Amendment by our stockholders at the Annual Meeting.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present or represented by proxy at the Annual Meeting and entitled to vote, is required for the approval of this proposal. Abstentions will have the same effect as a vote “against” this proposal. Since we have been advised by NYSE that this proposal is considered “non-routine” under NYSE rules, broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2022 with respect to compensation plans (including individual compensation arrangements) under which shares of Common Stock are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted- average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders 2020 Omnibus Equity Incentive Plan	1,604,053	9.67	870,508
Equity compensation plans not approved by security holders (1)	630,999	11.89	—

Total	2,235,052	10.30	870,508

Includes (a) stock options for an aggregate of 499 shares of Common Stock issued under the Company’s 2019 Equity Incentive Plan, which allows for grants in the form of incentive stock options, nonqualified stock options, stock units, stock awards, stock appreciation rights, and other stock-based awards to the Company’s officers, directors, employees, consultants, and advisors, including options to purchase shares of common stock at exercise prices not less than 100% of fair value on the dates of grant. As of November 2, 2020, no additional grants may be made under this plan, which has been superseded by the Company’s 2020 Omnibus Equity Incentive Plan; however, outstanding awards granted under this plan will remain outstanding and continue to be administered in accordance with the terms of this plan and the applicable award agreements; and (b) pursuant to an employment agreement dated as of August 31, 2020 between the Company and Gerard Michel, the Company’s Chief Executive Officer, on October 1, 2020, a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Listing Rule 5635(c)(4) pursuant to the terms of a stock option award agreement between the Company and Mr. Michel. Additional information about this stock option award can be found elsewhere in this Proxy Statement under the heading “Agreements with our Named Executive Officers”; (c) new hire inducement awards to purchase 132,500 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement between the Company and five employees hired during 2022.

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PROPOSAL 4: TO APPROVE THE POTENTIAL ISSUANCE IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES F PREFERRED STOCK AT LESS THAN THE “MINIMUM PRICE” UNDER NASDAQ LISTING RULE 5635(D), AND WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B), PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES F CONVERTIBLE VOTING PREFERRED STOCK GOVERNING THE SERIES F PREFERRED STOCK

We are asking our stockholders to consider and vote upon a proposal that provides for the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock upon the conversion of Series F Preferred Stock that we issued in a private placement in March 2023 at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of the Series F Preferred Stock (the “Series F Nasdaq Conversion Proposal”).

On March 27, 2023, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (each a “Purchaser” and together, the “Purchasers”), pursuant to which we agreed to issue and sell, in a private placement, an aggregate of 24,900 shares of shares of Series F-1 Preferred Stock that are convertible into approximately 7.6 million shares of Common Stock, (ii) tranche A warrants (the “Tranche A Warrant”) to acquire an aggregate of 34,860 shares of Series F-3 Preferred Stock, which is convertible into an aggregate of up to approximately 7.8 million shares of Common Stock (the “Series F-3 Warrant Shares) and (iii) tranche B warrants (the “Tranche B Warrant,” together with the Tranche A Warrant, the “Preferred Warrants”) to acquire an aggregate of up to 24,900 shares of Series F-4 Preferred Stock, which is convertible into an aggregate of up to approximately 4.2 million shares of Common Stock (the “Series F-4 Warrant Shares” and, together with the Series F-3 Warrant Shares, the “Preferred Warrant Shares”) for an aggregate offering price of $24.9 million. Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of the Series F Convertible Voting Preferred Stock (the “Series F Certificate of Designation”) that was filed with the Delaware Secretary of State on March 28, 2023, each share of Series F-1 Preferred Stock, upon the Stockholder Approval (as defined below), is automatically convertible into shares of Common Stock and/or, if applicable, shares of Series F-2 Preferred Stock, in lieu of Common Stock. The Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchasers.

Subject to the terms and limitations contained in the Series F Certificate of Designation and the Preferred Warrants, the Series F-1 Preferred Stock issued in pursuant to the Purchase Agreement will not become convertible into shares of Common Stock and/or Series F-2 Preferred Stock and the Preferred Warrants will not become exercisable until our stockholders approve (i) the issuance of all Common Stock upon conversion of the Series F-1 Preferred Stock, the Series F-2 Preferred Stock and the Preferred Warrant Shares and (ii) the issuance of the Preferred Warrant Shares upon exercise of the Preferred Warrants (collectively, the “Stockholder Approval”). On the first trading day following the announcement of the Stockholder Approval, each share of Series F-1 Preferred Stock shall automatically convert into Common Stock, at the conversion price of $3.30 per share, subject to the terms and limitations contained in the Series F Certificate of Designation. The Tranche A Warrant is exercisable upon Stockholder Approval until the earlier of 21 days following the Company’s announcement of receipt of approval from the FDA of our New Drug Application for HEPZATO (“FDA Approval”), which announcement shall be made promptly after receipt of such written approval, and March 31, 2026. The Tranche B Warrant is exercisable upon Stockholder Approval until the earlier of 21 days following our announcement of receipt of recording at least $10 million in quarterly U.S. revenue from the commercialization of HEPZATO and March 31, 2026; provided, however, that if the FDA Approval occurs on or before February 15, 2024 and the holder of the Tranche B Warrant has not exercised its Tranche A Warrant by or before March 7, 2024, then any Series F-4 Preferred Stock not yet issued pursuant to the Tranche B Warrant at such time shall expire. Subject to the limitations set forth in the Series F Certificate of Designation, at the option of the holder, each share of Series F-2 Preferred Stock, Series F-3 Preferred Stock or Series F-4 Preferred Stock shall be convertible into Common Stock, at the conversion price of $3.30 per share, $4.50 per share and $6.00 per share, respectively, rounded down to the nearest whole share, and in each case subject to the terms and limitations contained in the Series F Certificate of Designation.

Holders of Series F Preferred Stock are entitled to one vote for each share of Common Stock into which their Series F Preferred Stock is then-convertible on all matters submitted to a vote of stockholders, other than the Charter Amendment Proposal and this Series F Nasdaq Conversion Proposal, as described herein; provided that until the Stockholder Approval is obtained, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series F Preferred Stock (for purposes of calculating the aggregate votes the holders of Series F Preferred Stock are entitled to on an as-converted Common Stock basis) will be subject to the Share Cap, which is equal to the number of shares of Common Stock equal to 19.9% of the Company’s outstanding Common Stock on March 27, 2023 (or 10,061,988 shares of Common Stock).

The Series F Certificate of Designation provides that holder of Series F Preferred Stock shall not effect any conversion of the Series F Preferred Stock and such Series F Preferred Stock shall not be automatically converted, to the extent that, after giving effect to the conversion, the holder and its affiliates and Attribution Parties would beneficially own in excess of the Maximum Ownership Limitation. For purposes of determining the Maximum Ownership Limitation, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Series F Preferred Stock with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) exercise of the remaining unconverted portion of the Series F Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the Series F Certificate of Designation, beneficially owned by such holder or any of its affiliates or Attribution Parties. To the extent that the Maximum Ownership Limitation applies, the determination of whether the Series F Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Series F Preferred Stock are convertible is in the sole discretion of such holder. The “Maximum Ownership Limitation” is 9.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Series F Preferred Stock to such holder, any other percentage not in excess of 19.99% of the issued and outstanding Common Stock immediately after giving effect to the issuance of Common Stock issuable upon conversion of the Series F Preferred Stock if exceeding that limit would result in a change of control under Nasdaq Listing Rule 5635(b)) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series F Preferred Stock held by the applicable holder; provided that (i) any such increase in the Maximum Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such holder (together with its affiliates) and not to any other holder of Series F Preferred Stock.

Additional information concerning the Purchase Agreement, Series F Certificate of Designation and Series F Preferred Stock is contained in our Current Report on Form 8-K filed with the SEC on March 29, 2023, which is incorporated by reference herein.

Why We Need Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of Common Stock upon conversion of the Series F Preferred Stock and the Series F Nasdaq Conversion Proposal.

Nasdaq Listing Rule 5635(d)(2)

Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). On March 24, 2023, the last trading date prior to the signing of the Purchase Agreement, the closing price of our Common Stock was $4.84 and the average closing price of our Common Stock for the five trading days immediately preceding March 24, 2023 was $4.49. As described above, upon Stockholder Approval, each share of Series F-1 Preferred Stock shall automatically convert into Common Stock, at the conversion price of $3.30 per share, and/or, if applicable, shares of Series F-2 Preferred Stock, subject to the terms and limitations contained in the Series F Certificate of Designation. Subject to the limitations set forth in the Series F Certificate of Designation, at the option of the holder, each share of Series F-2 Preferred Stock, and upon exercise of the Tranche A Warrant and Tranche B Warrant, Series F-3 Preferred Stock or Series F-4 Preferred Stock, respectively, shall be convertible into Common Stock, at the conversion price of $3.30 per share, $4.50 per share and $6.00 per share, respectively, rounded down to the nearest whole share, and in each case subject to the terms and limitations contained in the Series F Certificate of Designation. Therefore, the conversion of the Series F Preferred Stock may result in the issuance of Common Stock in excess of 19.99% of our outstanding shares of Common Stock at less than the Minimum Price. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d)(2). The stockholder approval requirement described above was included in the Purchase Agreement and Series F Certificate of Designation to comply with Nasdaq Listing Rule 5635(d)(2).

Nasdaq Listing Rule 5635(b)

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes, is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. As described above, upon Stockholder Approval, each share of Series F-1 Preferred Stock shall automatically convert into Common Stock, and, if applicable, shares of Series F-2 Preferred Stock, and at the option of the holder, each share of Series F-2 Preferred Stock, and upon exercise of the Tranche A Warrant and Tranche B Warrant, Series F-3 Preferred Stock or Series F-4 Preferred Stock, respectively, shall be convertible into Common Stock, in each case subject to the terms and limitations contained in the Series F Certificate of Designation. As a result, the issuance of shares of Common Stock upon the conversion of the Series F Preferred Stock with respect to the transactions contemplated by the Purchase Agreement may result in the issuance of shares of Common Stock in excess of 19.99% of the issued and outstanding Common Stock as of the date of the Purchase Agreement. Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b).

Potential Effects of Approval of this Proposal

If the Series F Nasdaq Conversion Proposal is approved, the issuance of shares of our Common Stock upon conversion of Series F Preferred Stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. For example, the Purchase Agreement provides that immediately upon the Company’s announcement of Stockholder Approval, the Series F-1 Preferred Stock shall automatically convert into Common Stock, at the conversion price of $3.30 per share, subject to the terms and limitations contained in the Series F Certificate of Designation, resulting in the issuance of approximately 7.6 million shares of Common Stock, which would increase our Common Stock outstanding as of March 31, 2023 from 10,081,634shares to 17,627,088 shares (an increase of 75%); provided that if the issuance of Common Stock upon conversion of Series F-1 Preferred Stock would result in a holder exceeding the Maximum Ownership Limitation, such excess shares of Series F-1 Preferred Stock shall convert into Series F-2 Preferred Stock. Furthermore, conversion of the Series F-3 Preferred Stock and Series F-4 Preferred Stock, subject to the terms and limitations contained in the Series F Certificate of Designation, would result in the issuance of approximately 7.8 million shares of Common Stock and approximately 4.2 million shares of Common Stock, respectively, which would increase our Common Stock Outstanding as of March 31, 2023 from 10,081,634 shares to 29,523,735 shares (an increase of 193%). Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of Series F Preferred Stock in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, upon conversion of the Series F Preferred Stock there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Potential Effects of Non-Approval of this Proposal

If the Series F Nasdaq Conversion Proposal is not approved by our stockholders at the Annual Meeting, the Series F-1 Preferred Stock will not become convertible into Common Stock and Series F-2 Preferred Stock, if applicable, and the Tranche A Warrants and Tranche B Warrants will not become exercisable for Series F-3 Preferred Stock and Series F-4 Preferred Stock, respectively. Accordingly, we will be unable to issue any shares of Common Stock underlying the Series F Preferred Stock. Additionally, pursuant to the terms of the Purchase Agreement we are obligated to submit the Series F Nasdaq Conversion Proposal for approval of our stockholders at least semi-annually until such approval is obtained.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Series E Preferred Stock voting together as a single class with the holders of the Series E Preferred Stock voting on an as-converted to Common Stock basis, cast at the Annual Meeting, is required for the approval of this proposal. Under the applicable, Nasdaq listing rules, shares of the Series F Preferred Stock are not entitled to vote on an as-converted to Common Stock basis on this proposal. Abstentions will have the same effect as a vote “against” this proposal. Since we have been advised by NYSE that this proposal is considered “non-routine” under NYSE rules, broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 4.

PROPOSAL 5: RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee has appointed Marcum LLP (“Marcum”) as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Marcum also served as Delcath’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Although ratification by our stockholders is not required by law or by our bylaws, the Audit Committee believes that submission of its selection to our stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in Delcath’s best interests and in the best interests of our stockholders. If our stockholders do not ratify the selection of Marcum, the Audit Committee will take that fact into consideration, together with such other factors as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Representatives of Marcum are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if he or she (or they) so desires and to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firms.

The aggregate fees billed to the Company by Marcum for professional services rendered as our independent registered public accounting firm during the fiscal years ended December 31, 2021 and 2022, respectively, were:

	Fiscal Year
	2021	2022
Audit Fees	$139,400	$226.900
Audit-Related Fees	45,000	36,000
Tax Fees	—	—
All Other Fees	—	—

Total	$184,400	$262,900

Audit Fees. These are fees for services rendered in connection with the audit of the annual financial statements included in our Annual Reports on Form 10-K; the review of the financial statements included in our Quarterly Reports on Forms 10-Q; and for services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Marcum performed assurance and related services that were reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2021 and 2022.

Tax Fees. Marcum did not perform any tax compliance services for us during the years ended December 31, 2021 and 2022.

All Other Fees. Marcum did not receive any other fees from us for the years ended December 31, 2021 and 2022.

Pre-Approval Policies: Audit and Non-Audit Services.

The Audit Committee pre-approves all audit services and the terms of such services and permissible non-audit services provided by Delcath’s independent registered public accounting firm, prior to its engagement for the provision of such services. The Chair of the Audit Committee has been delegated the authority by the committee to pre-approve interim services by Delcath’s independent registered public accounting firm; provided that the Chair reports all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting. There were no non-audit services provided to Delcath by our independent registered public accounting firm for 2021 and 2020 that required review by the Audit Committee.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present or represented by proxy at the Annual Meeting and entitled to vote, is required for the approval of this proposal. Abstentions will have the same effect as a vote “against” this proposal. Since this proposal is considered “routine” under NYSE rules, we do not expect broker non-votes to exist in connection with this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 6: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

In accordance with Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC or the Dodd-Frank Act), we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the meeting:

“RESOLVED, that the compensation of Delcath’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The total compensation of our named executive officers consists primarily of base salary, annual incentive cash bonuses and long-term equity incentive awards in the form of stock options and restricted stock awards, as well as other benefits that are available to all Delcath employees. Base salary and annual incentive cash bonuses are viewed as short-term compensation to reward our named executive officers for meeting individual and company performance objectives, while stock options and restricted stock awards are viewed as rewards for improving corporate performance over the long term and increasing stockholder value.

The compensation philosophy and programs for our named executive officers are described in detail under the heading “Executive Compensation.”

Vote Required

The resolution that is the subject of this proposal is advisory in nature and, therefore, is not binding on Delcath, the Compensation Committee, or our Board. However, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and our Board and the Compensation Committee intends to take the results of the vote on this proposal into account when considering future decisions regarding the compensation of our named executive officers. The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present or represented by proxy at the Annual Meeting and entitled to vote, is required for the approval of this proposal. Abstentions will have the same effect as a vote “against” this proposal. Since we have been advised by NYSE that this proposal is considered “non-routine” under NYSE rules, broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 7: NON-BINDING ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON

EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder, we are required, at least once every six years, to afford our stockholders the opportunity to cast an advisory vote on how often our stockholders shall have a non-binding advisory vote on the compensation of the named executive officers, such as Proposal 6 above. Accordingly, we are asking our stockholders to vote on whether future non-binding advisory votes on the named executive officers’ compensation should occur every year, every two years, or every three years. In lieu of voting for one of these options, stockholders may also abstain from voting. Our stockholders last voted on the frequency of the advisory vote on executive compensation in 2017, when 85.76% of the votes cast recommended that such votes be held on an annual basis. Accordingly, our stockholders have voted, on a non-binding advisory basis, on the compensation of our Named Executive Officers annually since 2017.

After careful consideration, the Board believes it is appropriate for executive compensation to continue to be submitted to an advisory vote of stockholders on an annual basis. An annual advisory vote on the compensation of our named executive officers will allow us to continue to obtain our stockholders’ views with respect to the compensation of our named executive officers and our executive compensation program and practices on a consistent basis. Further, a vote every year is consistent with the Company’s commitment to engage in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies and programs.

For the reasons discussed above, the Board recommends that future non-binding advisory votes on executive compensation be conducted every year. While the Board recommends that future non-binding advisory votes on executive compensation be conducted every year, stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders of Delcath Systems, Inc. determine, on a non-binding advisory basis, that the frequency with which the stockholders should have an advisory vote on executive compensation set forth in the Company’s Proxy Statement for its annual meeting of stockholders, commencing with the 2024 Annual Meeting of Stockholders, is (i) every year, (ii) every two years, or (iii) every three years.”

Stockholders may choose among the three choices included in the resolution above, or may abstain from voting on this proposal.

While this advisory vote is required by Section 14A of the Exchange Act, the voting result is not binding on our Board and may not be construed as overruling any decision by the Board. However, the Board and the Compensation Committee value the views of our stockholders and will review and give serious consideration to the outcome of the vote when making the determination as to the frequency of future say-on-pay votes. It is expected that the next stockholder advisory vote as to the frequency of presenting “say-on-pay” advisory votes will occur at the 2029 annual meeting of stockholders.

Required Vote

Approval of this resolution requires that one of the three frequency choices receive a majority of the votes cast by the holders of the shares of Common Stock and Preferred Stock voting together as a single class, with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present or represented by proxy at the Annual Meeting and entitled to vote. Delcath, the Compensation Committee, or our Board value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the

Board or Delcath, the Board may decide that it is in the best interests of the stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of us or the Board.

Abstentions will be counted towards the vote total but will not be counted as a vote in favor of any of the frequency options, and thus will have the effect of reducing the likelihood that any frequency option receives a majority vote. Since we have been advised by NYSE that this proposal is considered “non-routine” under NYSE rules, broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF EVERY YEAR FOR FUTURE NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series E Convertible Preferred Stock, Series E-1 Convertible Preferred Stock and Series F-1 Preferred Stock as of April 20, 2023 (unless otherwise indicated), held by: (i) each director and director nominee; (ii) each of the named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each additional person or group who is known by us to own beneficially more than 5% of the outstanding shares of each class of our voting securities. Except as indicated in the footnotes below, the address of the persons or groups named below is c/o Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019.

	Shares Beneficially Owned (1)
Name of Beneficial Owner:	Common Stock	Percent	Series E Preferred Stock	Percent	Series E-1 Preferred Stock	Percent	Series F-1 Preferred Stock	Percent	Percent of Total Voting Power
Named Executive Officers and Directors:
Gerard Michel(2)	795,631	7.1%	—	*	—	*	—	*	7.1%
John Purpura, M.S.(3)	243,678	2,2%	—	*	—	*	—	*	2.2%
Johnny John, M.D.(4)	124,095	1.2%	—	*	—	*	—	*	1.2%
Kevin Muir(5)	72,621	*	—	*	—	*		*	*
Anthony Dias(6)	14,218	*	—	*	—	*	—	*	*
David Hoffman(7)	29,166	*	—	*	—	*	—	*	*
Roger G. Stoll, Ph.D.(8)	68,176	*	—	*	—	*	—	*	*
Gilad Aharon, Ph.D.(9)(14)	1,105,887	10.4%	9,149	95.3%	1,753	100.00%	2,150	8.6%	10.3%
Elizabeth Czerepak(10)	36,348	*	—	*	—	*	—	*	*
Steven Salamon(11)(14)	1,157,202	10.9%	9,149	95.3%	1,753	100.00%	2,150	8.6%	10.7%
John R. Sylvester(12)	45,522	*	—	*	—	*	—	*	*
All directors and executive officers as a group (11 persons)(13):	2,500,295	21.1%	9,149	95.3%	1,753	100.00%			21.0%
5% Stockholders:
Rosalind Master Fund L.P.(14) Rosalind Opportunities Fund I L.P. 77 Bloor St W, 3rd FL Toronto, Ontario M5S 1M2	1,065,539	9.99%	9,149	95.3%	1,753	100.00%	2,150	8.6%	9.99	%(11)

*	Less than 1%
(1)

Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of Common Stock, Series E Convertible Preferred Stock and/or Series E-1

Convertible Preferred Stock and Series F-1 Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person includes any restricted shares of Common Stock, shares of Common Stock that may be acquired through the exercise of options and warrants that such person has the right to acquire as of, or within 60 days of April 20, 2023, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below, the Beneficial Ownership Limitation or the Maximum Percentage; and (iii) the beneficial ownership percentages shown above are based on a total of 10,666,062 eligible voting shares outstanding as of April 20, 2023, being comprised of (a) 10,620,462 shares of Common Stock, (b) 960,465 shares of Common Stock assuming conversion of 9,604,650 shares of Series E Convertible Preferred Stock, (c) 172,256 shares of Common Stock assuming conversion of 1,752,560 shares of Series E-1 Convertible Preferred Stock and (d) 7,545,455 shares of Common Stock assuming conversion of 24,900 shares of Series F-1 Preferred Stock. Shares of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock vote together with the Common Stock on an as-converted basis, subject to any applicable Beneficial Ownership Limitation, on all matters submitted to holders of Common Stock for approval, excluding Proposal 2 and shares of Series F-1 Preferred Stock vote with the Common Stock on an as-converted basis, subject to any applicable Maximum Percentage limitation, on all matters submitted to holders of Common Stock for approval, excluding Proposal 2 and Proposal 4.
(2)

Includes 197,235 shares of Common Stock held by Mr. Michel and 598,396 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.

(3)

Includes 27,021 shares of Common Stock held by Mr. Purpura, 2,822 shares of Common Stock that may be acquired upon exercise of outstanding warrants and 213,835 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.

(4)

Includes 2,101 shares of Common Stock held by Mr. John and 121,994 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.

(5)

Includes 1,637 shares of Common Stock held by Mr. Muir and 70,984 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the April 20, 2023.

(6)

Includes 885 shares of Common Stock held by Mr. Dias and 13,333 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.

(7)

Includes 6,944 shares of Common Stock held by Mr. Hoffman and 22,222 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.

(8)

Includes 9,300 shares of Common Stock held by Dr. Stoll, 4,038 shares of Common Stock that may be acquired upon exercise of outstanding warrants and 54,838 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.

(9)

Includes 4,000 shares of Common Stock held by Dr. Aharon and 36,348 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023. Also includes shares eligible to vote owned by Rosalind (defined below), which are described in footnote 14.

(10)	Consists of 36,348 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.
(11)

Includes 55,315 shares of Common Stock held by Mr. Salamon and 36,348 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023. Also includes shares eligible to vote owned by Rosalind (defined below), which are described in footnote 14.

(12)	Consists of 45,522 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023.

(13)

Includes shares of Common Stock held directly and shares of Common Stock issuable upon the exercise of warrants and options that are exercisable as of, or will become exercisable within 60 days of, April 20, 2023. This number includes shares eligible to vote owned by Rosalind (defined below), which are described in footnote 14.

(14)

Based partially on the Company’s records and in part on information provided on a Statement on Schedule 13D/A jointly filed with the SEC on December 21, 2022 by and on behalf of Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon and Dr. Gilad Aharon (collectively, “Rosalind”), Rosalind beneficially own an aggregate of 938,828 shares of Common Stock, 1,090,121 shares of Common Stock issuable upon conversion of 10,901 shares of preferred stock, 206,418 shares of Common Stock issuable upon the conversion of certain convertible notes, and 1,973,923 shares of Common Stock issuable upon the exercise of warrants. Rosalind’s shares of preferred stock are subject to a 9.99% blocker and Rosalind’s warrants to purchase shares of Common Stock are subject to a 4.99% blocker.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our directors and officers, and persons who are beneficial owners of more than 10% of a registered class of the Company’s equity securities, file with the SEC reports of initial ownership of our Common Stock and subsequent changes in that ownership. The following Form 4s were filed late due to administrative oversight: (i) a late Form 4 report was filed on February 16, 2022 by John Purpura to report a grant of a stock option for 46,198 shares of Common Stock to Mr. Purpura on February 8, 2022, (ii) a late Form 4 report was filed on February 16, 2022 by Gerard Michel to report a grant of a stock option for 116,137 shares of Common Stock to Mr. Michel on February 8, 2022, (iii) a late Form 3 report was filed by Anthony Dias on May 17, 2022 to report that Mr. Dias had been designated a Section 16 officer of the Company on May 4, 2022 and (iv) a late Form 3 report was filed by David Hoffman on May 18, 2022 to report that Mr. Hoffman had been designated a Section 16 officer of the Company on May 4, 2022. To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company or written representations received from the Company’s directors, officers and greater than 10% beneficial owners, there were no other late filings or failures to file by any of the Company’s officers, directors or other persons subject to Section 16(a) of the Exchange Act required to be disclosed in this Proxy Statement.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

We currently have six directors serving on the Board. The Board oversees the business affairs of the Company and monitors the performance of management. In accordance with our corporate governance principles, our Board does not involve itself in the day-to-day operations of the Company. The directors keep themselves informed through discussions with the Chairman of the Board, Mr. Sylvester, Mr. Michel, in his capacity as Director and Chief Executive Officer, or CEO, and other key executives, and by reading the reports and other materials that management sends them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and qualified unless the director resigns or is removed or by reason of death or other cause is unable to serve in the capacity of director.

Board Independence

The Board determined each of its non-employee directors that served as a director during the 2022 fiscal year satisfied the criteria for independence in compliance with Nasdaq listing rules. Five of our six directors are “independent” directors within the meaning of the Nasdaq listing rules (Dr. Aharon, Ms. Czerepak, Mr. Salamon, Dr. Stoll and Mr. Sylvester). In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence.

Attendance

The Board met seven times in 2022 (including regularly scheduled and special meetings). During 2022, each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she served as a director) and (ii) the total number of meetings held by all committees of the Board on which he or she served (held during the period for which he or she served on such committees).

The Company has no specific policy regarding director attendance at its annual meetings of stockholders. Each of our directors attended the Company’s 2022 annual meeting of stockholders.

Board Leadership Structure

John R. Sylvester has served as Non-Executive Chairman of the Board since February 2023 and has been a member of the Board since 2019. It is our policy to separate the Chairman and Chief Executive Officer, or CEO, roles. We believe this structure is appropriate for the Company because it allows our CEO to concentrate on our day-to-day operations, while providing for effective oversight by the Chairman, who is involved in strategic and key matters, such as business strategy, major transactions and the broader business of the Company. For a company like ours that is focused on the development, approval and commercialization of a specialized product in an extremely technical, highly regulated and intensely competitive industry, we believe our CEO is in the best position to lead our management team and to respond to the current pressures and needs of a company in the stage of growth and development of Delcath, with assistance from our Chairman, who also focuses the Board’s attention on the broader issues of business strategy and corporate governance. We believe that having the roles of Chairman and CEO held by different individuals minimizes any potential conflicts that may result from combining the roles of CEO and Chairman, and maximizes the effectiveness of our management and governance processes to the benefit of our stockholders. Our CEO and Chairman regularly consult with each other as part of this structure. The Board believes that no single, one-size-fits-all board leadership model is universally or permanently appropriate and, therefore, regularly evaluates whether the interests of the Company and its stockholders would be best served at any particular time by having one individual hold both roles.

Nasdaq Listing Rules 5605(f) and 5606

The Nominating and Corporate Governance Committee, in accordance with its charter and the Board’s governance principles, seeks to create a Board that, as a whole, is strong in its collective knowledge and wisdom with a view to achieving, over time, an appropriate balance of directors with diversified skill sets, backgrounds, experience and viewpoints so that the Board can address the widest possible spectrum of challenges as to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and markets in general for a board of its size. Pursuant to the Nominating and Corporate Governance Committee charter, the Committee is charged with reviewing with the Board, on an annual basis, the current composition of the Board in light of the attributes of independence, skills, background, experience and viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards.

The Board as currently constituted meets the requirements set out in Nasdaq Listing Rule 5605(f) and met the requirements prior to the Rule’s proposal. The following matrix sets forth Board level statistics required by Nasdaq Listing Rule 5606 as of the Record Date for the Annual Meeting, based upon information provided by the directors as to each category:

Nasdaq Listing Rule 5606 Matrix as of April 21, 2023
Board Size:
Total Number of Directors	6
	Male	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	1	—	2
Part II: Demographic Background:
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1	—	—	—
Did not Disclose Demographic Background	—	—	—	2

The Nasdaq Listing Rule 5606 Matrix as of March 10, 2022 can be found in our proxy statement for the 2022 Annual Meeting filed with the SEC on April 4, 2022.

Board’s Role in Risk Oversight

The Board as a whole is responsible for risk oversight, with reviews in certain areas being conducted by the relevant Board committees. Each of the Board’s committees oversees the management of risks associated with their respective areas of responsibility. In performing this oversight function, the committees are assisted by management which provides visibility about the identification, assessment and monitoring of potential risks and management’s strategy to mitigate such risks. Key members of management responsible for a particular area report directly to the Board committee charged with oversight of the associated function and, if the circumstances require, the whole Board. The Board committees review various risk exposures with the full Board and otherwise keep the full Board abreast of the committees’ risk oversight activities throughout the year, as necessary or appropriate.

Risk Assessment of Compensation Programs

Our Compensation Committee annually evaluates whether our compensation programs encourage excessive risk-taking by employees at the expense of long-term value of the Company. Based upon its assessment, including a review of the overall annual award limitations and individual annual limitations in our stock incentive plans and the Compensation Committee’s role in the consideration and approval of certain awards, the Compensation Committee does not believe that our compensation programs encourage excessive or inappropriate risk-taking, motivate imprudent risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company.

Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation and Stock Option Committee and a Nominating and Corporate Governance Committee. No individual director is the chair of more than one committee.

Audit Committee

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities with respect to our financial statements, our system of internal accounting and financial controls and the independent audit of our financial statements. Functions of the Audit Committee include:

•	the selection, evaluation and, where appropriate, replacement of our outside auditors;

•	an annual review and evaluation of the qualifications, performance and independence of our outside auditors;

•	the approval of all auditing services and permitted non-audit services provided by our outside auditors;

•	the review of the adequacy and effectiveness of our accounting and internal controls over financial reporting; and

•	the review and discussion with management and with our outside auditors of the Company’s financial statements to be filed with the SEC.

The current members of the Audit Committee are Ms. Czerepak (Chair), Mr. Salamon and Dr. Stoll. The Board has determined that each of Ms. Czerepak, Mr. Salamon and Dr. Stoll qualifies as an “audit committee financial expert” as defined by SEC rules. During 2022, the Audit Committee met five times. Each member of the Audit Committee is “independent” within the meaning of the Nasdaq listing rules and otherwise meets the financial statement proficiency requirements of the Nasdaq listing rules. The Audit Committee has a written charter, that satisfies the applicable listing standards of Nasdaq and can be accessed on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Compensation and Stock Option Committee

The Compensation and Stock Option Committee, or the Compensation Committee, assists the Board in the discharge of the Board’s responsibilities with respect to the compensation of our directors, executive officers, and other key employees and consultants. The Compensation Committee establishes our overall compensation philosophy and is authorized to approve the compensation payable to our executive officers, including our named executive officers, and other key employees, including all perquisites, equity incentive awards, cash bonuses, and severance packages. The Compensation Committee also administers certain of the Company’s employee benefit plans, including its equity incentive plans, and is responsible for assessing the independence of compensation consultants and legal advisors. The Compensation Committee exercises sole power to retain compensation consultants and advisors and to determine the scope of the associated engagements. During the fiscal year 2022, our Compensation Committee engaged Frederick W. Cook & Co., Inc. in an effort to better align our compensation program with best practices. The current members of the Compensation Committee are Mr. Sylvester (Chair), Dr. Stoll, and Dr. Aharon, each of whom is “independent” within the meaning of the Nasdaq listing rules. During 2022, the Compensation Committee met seven times. The Compensation Committee has a written charter, that satisfies the applicable listing standards of Nasdaq and can be accessed on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, or the Nominating Committee, is responsible for identifying individuals qualified to become Board members, and recommends to the Board the director nominees to be proposed by the Board for election by the stockholders (as well as any director nominees to be appointed by the Board to fill interim vacancies). The Nominating Committee also recommends the directors to be selected for membership on each Board committee. The Nominating Committee is also responsible for developing and recommending to the Board appropriate corporate governance guidelines and policies, and for leading the Board in its annual review of the Board’s performance. The current members of the Nominating Committee are Mr. Salamon (Chair), Dr. Stoll and Mr. Sylvester, each of whom is “independent,” within the meaning of the Nasdaq listing rules. During 2022, the Nominating Committee met four times. The Nominating Committee has a written charter, that satisfies the applicable listing standards of Nasdaq and can be accessed on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

The Nominating Committee with, when it deems it necessary, the assistance of a third-party search firm, identifies candidates for director nominees. In considering candidates for the Board, the Nominating Committee considers each candidate’s credentials as a whole, including, but not necessarily limited to, outstanding achievement in a candidate’s personal career, broad and relevant experience, integrity, sound and independent judgment, experience and knowledge of the business environment and markets in which we operate, business acumen, and willingness and ability to devote adequate time to Board duties. The Nominating Committee considers the competencies required of its members in the context of the Board as a whole, including the personal characteristics, experience and background of directors and nominees to facilitate Board deliberations that reflect a broad range of perspectives.

On April 8, 2020, the Company entered into a Board Appointment Agreement with its stockholders, Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P., pursuant to which Mr. Salamon and Dr. Aharon were appointed directors of the Company.

Recommendations by Stockholders of Director Nominees

The Nominating Committee will consider any recommendation by a stockholder of a candidate for nomination as a director. If a stockholder wants to recommend a director candidate for consideration by the Nominating Committee, the stockholder should submit the name of the proposed nominee, together with the reasons why the stockholder believes the election of the candidate would be beneficial to the Company and our stockholders and the information about the nominee that would be required in a proxy statement requesting proxies to vote in favor of the candidate. The stockholder’s submission must be accompanied by the written consent of the proposed nominee to being nominated by the Board and the candidate’s agreement to serve if nominated and elected. Any such submission should be directed to the Nominating Committee at our principal office, 1633 Broadway, Suite 22C, New York, New York 10019. If a stockholder intends to nominate a person for election to the Board at an annual meeting, the stockholder must provide us with written notice of his or her intention no later than the deadline for receiving a stockholder proposal for inclusion in our proxy statement for such meeting and must otherwise comply with our amended and restated certificate of incorporation. Copies of any recommendation received in accordance with these procedures will be distributed to each member of the Nominating Committee. One or more members of the Nominating Committee may contact the proposed candidate to request additional information.

Stockholder Communications with the Board of Directors

Any stockholder wishing to communicate with the Board or with any specified director should address his or her communication to the Board or to the particular director(s) in care of the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019. All such written communication, other than items determined by our legal counsel to be inappropriate for submission to the intended recipient(s), will be submitted to the Board or to the particular director(s). Any stockholder communication not so delivered, will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Code of Ethics

We maintain a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, and including our independent directors, who are not our employees, with regard to their company-related activities. The Code of Ethics incorporates guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws, rules and regulations. The Code of Ethics also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the Code of Ethics incorporates guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; insider trading; reporting Code of Ethics violations; and maintaining accountability for adherence to the Code of Ethics. The full text of our Code of Ethics is published on our website. Please go to www.delcath.com, click on “Investors,” then “Corporate Governance.” We intend to disclose future amendments to certain provisions of our Code of Ethics, or waivers of such provisions granted to our principal executive officer, principal financial officer or principal accounting officer and persons performing similar functions, on our website.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an executive officer or employee of the Company. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of the Board or Compensation Committee.

Anti-Hedging and Pledging Policy

Pursuant to our Insider Trading Policy, we prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from engaging in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards contracts, equity swaps, collars and exchange funds. We also prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and executive officers, which are described elsewhere in “Executive Compensation,” below is a description of transactions since January 1, 2021 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Private Placements

On July 20, 2022, the Company closed a private placement for the issuance and sale of 690,954 shares of Common Stock and 566,751 pre-funded warrants to purchase common stock to certain investors. Each share of Common Stock was sold at a price per share of $3.98 and the pre-funded warrants were sold at a price of $3.97 per pre-funded warrant.

Gerard Michel, our Chief Executive Officer and Director, participated in the offering and purchased 62,814 shares at a purchase price of approximately $250,000.

Rosalind Master Fund L.P., an entity controlled by Rosalind Advisors, which Steven Salamon and Gil Aharon, both Directors of the Company, are co-founders and portfolio managers of, also participated in the offering purchasing 62,973 pre-funded warrants for approximately $250,000. ITF Rosalind Opportunities Fund I L.P., an entity controlled by Rosalind Advisors, which Steven Salamon and Gil Aharon, both Directors of the Company, are co-founders and portfolio managers of, also participated in the offering purchasing 503,778 pre-funded warrants for approximately $2,000,000.

On December 13, 2022, the Company closed a private placement for the issuance and sale of 1,448,889 shares of common stock and 692,042 pre-funded warrants to purchase common stock to certain investors. Each share of common stock was sold at a price per share of $2.90 and the pre-funded warrants were sold at a price of $2.89 per pre-funded warrant.

Gerard Michel, our Chief Executive Officer and Director, participated in the offering and purchased 51,725 shares at a purchase price of approximately $150,000. Rosalind Master Fund L.P., an entity controlled by Rosalind Advisors, which Steven Salamon and Gil Aharon, both Directors of the Company, are co-founders and portfolio managers of, also participated in the offering purchasing 692,042 pre-funded warrants for approximately $2,000,000.

On March 29, 2023, the Company closed a private placement for the issuance and sale of 24,900 shares of Series F-1 Preferred Stock, warrants to purchase 34,860 shares of Series F-3 Preferred Stock and warrants to purchase 24,900 shares of Series F-4 Preferred Stock. Each share of Series F-1 Preferred Stock was sold at a price per share of $1,000. Each warrant to purchase Series F-3 Preferred Stock has a conversion price of $4.50 per share of Common Stock, subject to the terms and limitations contained in the Series F Certificate of Designation and each warrant to purchase Series F-4 Preferred Stock has a conversion price of $6.00 per share of Common Stock, subject to the terms and limitations contained in the Certificate of Designations governing the Series F Preferred Stock.

Rosalind Master Fund L.P., an entity controlled by Rosalind Advisors, which Steven Salamon and Gil Aharon, both Directors of the Company, are co-founders and portfolio managers of, and Investor Company ITF Rosalind Master Fund LP, an entity controlled by Rosalind Advisors, which Steven Salamon and Gil Aharon, both Directors of the Company, are co-founders and portfolio managers of also participated in the offering purchasing an aggregate of 2,150 shares of Series F-1 Preferred Stock, warrants to purchase an aggregate of 3,010 shares of Series F-3 Preferred Stock and warrants to purchase an aggregate of 2,150 shares of Series F-4 Preferred Stock for an aggregated purchase price of $2,150,000.

On March 29, 2023, the Company closed an additional private placement for the issuance and sale of 19,646 shares of Common Stock and warrants to purchase 47,776 shares of Common Stock to Gerard Michel, our Chief Executive Officer and Director, for a purchase price of approximately $100,000.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements require us to indemnify our executive officers and directors to the fullest extent permitted by Delaware law.

Related Person Transaction Policy

We have adopted a written policy for the review and approval or ratification of transactions between the Company and Related Parties (as defined below). Under the policy, our Nominating and Corporate Governance Committee will review the material facts of proposed transactions involving Delcath in which a Related Party will have a direct or indirect material interest. The Nominating and Corporate Governance Committee will either approve or disapprove our entry into the transaction or, if advance approval is not feasible, will consider whether to ratify the transaction. The Nominating and Corporate Governance Committee may establish guidelines for ongoing transactions with a Related Party, and will review such transactions at least annually. If the aggregate amount of the transaction is expected to be less than $200,000, such approval or ratification may be made by the Chair of the Nominating and Corporate Governance Committee. In determining whether to approve or ratify a transaction with a Related Party, the Nominating and Corporate Governance Committee (or Chair) will consider, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party and the extent of the Related Party’s interest in the transaction.

Certain transactions are deemed pre-approved under the policy, including compensation of executive officers and directors (except that employment of an immediate family member of an executive officer requires specific approval), and transactions with a company at which the Related Party’s only relationship is as a non-officer employee, director, or less than 10% owner if the aggregate amount involved does not exceed 2% of such company’s total annual revenues (or, in the case of charitable contributions by us, 1% of the charity’s total annual receipts). Pre-approval is not required if the amount involved in the transaction is not expected to exceed $120,000 in any calendar year.

For purposes of the policy, a “Related Party” is generally anyone who since the beginning of the last full fiscal year is or was an executive officer, director or director nominee, owner of more than 5% of our Common Stock, or immediate family member of any of such persons.

NON-EMPLOYEE DIRECTOR COMPENSATION

The Compensation Committee reviews and recommends to the Board appropriate non-employee director compensation programs for service as directors, committee chairs, and committee members.

In lieu of per-meeting fees, non-employee  directors of the Company are paid an annual retainer of $43,000 and certain additional annual retainers for chairing or serving as a member of the committees of the Board as follows:

Name	Annual Retainer ($)
Board Service	43,000
Chairman of the Board	25,000
Chair of Audit Committee	20,000
Member of Audit Committee	8,000
Chair of Compensation Committee	12,000
Member of Compensation Committee	5,000
Chair of Nominating and Corporate Governance Committee	8,000
Member of Nominating and Corporate Governance Committee	4,000

Additionally, we reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board or any committees of the Board.

The following table sets forth the compensation awarded to, earned by or paid to each non-employee director who served on our Board in 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Gil Aharon, Ph.D.	48,000	54,121	102,121
Elizabeth Czerepak	68,000	54,121	122,121
Steven Salamon	59,000	54,121	113,121
Roger G. Stoll, Ph.D.	92,000	54,121	146,121
John Sylvester	47,000	54,121	101,121

(1)

Amounts shown in this column do not reflect dollar amounts actually received by non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 27, 2023. The Black-Scholes assumptions used were an expected term of 5.2 years, expected volatility 180.3%, and a risk-free interest rate of 2.9%. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(2)

As of December 31, 2022, the following non-employee directors held options to purchase the following number of shares of our common stock: Gil Aharon (38,000), Elizabeth Czerepak (38,000), Steven Salamon (38,000), Roger G. Stoll (58142) and John Sylvester (48,000).

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and a brief account of the business experience of the individuals who currently serve as our executive officers.

Name	Age	Position
Gerard Michel	59	Chief Executive Officer
John Purpura, M.S.	61	Chief Operating Officer
Johnny John, M.D.	59	Senior Vice President Clinical Development and Medical Affairs

Information concerning Gerard Michel, one of our Directors and our Chief Executive Officer, is provided under “Directors Continuing in Office” and elsewhere in this Proxy Statement.

John Purpura, our Chief Operating Officer, joined the Company as Executive Vice President, Regulatory Affairs and Quality Assurance, in November 2009 and was promoted to Executive Vice President, Global Head of Operations, on July 19, 2016. He served as Interim Chief Executive Officer of the Company from June 1, 2020 to October 1, 2020, at which time he was promoted to his current position. Prior to joining the Company, he was with Bracco Diagnostics (formerly E-Z-EM, Inc.) as Vice President and then Executive Director of International Regulatory Affairs from 2007 to 2008 and Head of Regulatory Affairs for North America and Latin America from 2008 to 2009. Prior to joining E-Z-EM, Inc., Mr. Purpura had an 11-year career with Sanofi-Aventis, ultimately serving as Associate Vice President for Regulatory CMC from 2005 to 2007. From 1985 to 1995, he had various quality and regulatory management roles with Bolar Pharmaceuticals, Luitpold Pharmaceuticals and Eon Labs Manufacturing. He earned his M.S. in Management & Policy and B.S. degrees in Chemistry and Biology at the State University of New York at Stony Brook.

Johnny John, M.D., our Senior Vice President Clinical Development and Medical Affairs, joined the Company on March 19, 2012 as Director, Clinical Operations and was promoted to his current position in February 2021. Dr. John has worked in oncology drug development and clinical trials for over 17 years. Prior to joining Delcath, he worked in Clinical Trial Operations at InVentiv Health (now renamed Syneos Health, Inc.) from 2004 to 2012 providing clinical and medical oversight on various oncology programs, including the trials that resulted in the FDA approval of Ipilimumab. Prior to InVentiv Health, Dr. John spent over 11 years in clinical practice. He received his medical degree from Mangalore University, India and postgraduate training at the University of Illinois.

EXECUTIVE COMPENSATION

This section provides an overview of the material components of our executive compensation program for our Chief Executive Officer and each of our two other most highly compensated executive officers (our “named executive officers”) during fiscal year 2022. The compensation provided to our named executive officers for fiscal year 2022 is set forth in detail in the tables and accompanying footnotes and narratives that follow in this section.

Our named executive officers for fiscal year 2022 were:

•	Gerard Michel, our Chief Executive Officer;

•	John Purpura, M.S., our Chief Operating Officer; and

•	Johnny John, M.D., our Senior Vice President Clinical Development and Medical Affairs.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ending December 31, 2022 and December 31, 2021.

Name and Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Gerard Michel,	2022	540,426	131,175	800,499	—		1,472,099
Chief Executive Officer	2021	475,151	130,666	1,230,585	78,000	(2)	1,914,402
John Purpura,	2022	396,136	89,785	318,407	—		804,328
Chief Operating Officer	2021	386,823	95,739	442,927	—		925,489
Johnny John, M.D.	2022	393,023	79,140	265,341	—		737,504
Senior Vice President, Clinical Development and Medical Affairs	2021	325,557	58,078	492,142	—		875,777

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 27, 2023. Our named executive officers will only realize compensation to the extent the trading price of our Common Stock is greater than the exercise price of such stock options.

(2)	The amount disclosed represents reimbursement of living expenses as provided for in Mr. Michel’s employment agreement. For details concerning Mr. Michel’s employment agreement.

Narrative to Summary Compensation Table

Our Compensation Committee is responsible for formulating and establishing our overall compensation philosophy with respect to our executive officers. The Company believes that a strong executive management team comprised of talented individuals in key positions is critical to the development and growth of our business and to increasing stockholder value. Accordingly, a key objective of our executive compensation program is to attract and retain talented and experienced individuals, while motivating them to perform and make decisions consistent with the Company’s business objectives, goals and culture. We emphasize pay-for-performance by linking executive compensation to Company performance. For each executive, the amount of pay that is actually realized is primarily driven by the Company’s performance and each executive’s contribution to that performance.

Our Compensation Committee considers the input it receives from our stockholders when designing and evaluating our executive compensation practices.

Compensation Components. The three primary components of our executive compensation are base salary, annual incentive cash awards and long-term equity incentive awards:

•

Base Salary. We pay our executive officers a base salary, which our Compensation Committee reviews and determines annually. Base salaries are used to compensate our executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their total compensation. Base salaries are set in part based on the executive’s unique skills, experience and expected contribution to the Company, as well as individual performance, including the impact of such performance on our business results, and the period of the executive’s performance. Decisions regarding base salary increases take into account the executive’s current base salary, third-

party benchmark and survey data, and the salary compensation paid to executive officers within and outside the Company, as well as the Company’s overall performance, its ability to afford such increases, its success in achieving its operational and strategic goals and objectives, and the executive officer’s contribution to Company performance.

•

Annual Incentive Cash Awards. Annual incentive compensation is intended to establish a direct correlation between annual cash awards and the performance of the Company. The Company’s Annual Incentive Plan, or AIP, is an annual incentive cash bonus plan designed to align the interests of participants with the interests of the Company and its stockholders. The AIP is designed to strengthen the link between a participant’s pay and his or her overall performance and the Company’s performance, focus participants on critical individual and corporate objectives, offer a competitive cash incentive, and encourage and reward performance and competencies critical to the Company’s success.

•

Long-Term Incentive Compensation. In addition to using base salaries and annual incentive cash bonuses, which our Compensation Committee views as short-term compensation, a portion of our executive compensation is in the form of long-term equity compensation. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of the Company’s compensation program. Historically, we have used an annual equity-based incentive plan to align participants’ interests with those of the Company and its stockholders by rewarding participants for their contributions to the long-term success of the Company.

Base Salary. The following table summarizes the amount of base salary and year-over-year increase for each of our named executive officers for 2020, 2021 and 2022:

Executive	Hire Date	2020 Base Salary ($)	Percent Increase in 2020	2021 Base Salary ($)	Percent Increase in 2021	2022 Base Salary ($)
Gerard Michel(1)	10/1/2020	450,000	13.3%	510,000	2.9%	524,698
John Purpura, M.S. (2)	11/16/2009	385,000	0.6%	387,419	3.0%	399,042
Johnny John, M.D. (3)	03/19/2012	259,148	48.6%	385,000	2.8%	395,698

(1)

Mr. Michel joined the Company in October 2020. His salary in 2020 is shown as its full annual rate, but he only received a pro-rated amount for his time of service between October 21, 2020 and December 31, 2020. The actual amount of base salary paid to Mr. Michel in 2020 was $112,500.

(2)

Mr. Purpura served as Interim Chief Executive Officer effective as of May 26, 2020 and until October 1, 2020. Since October 1, 2020, he has served as Chief Operating Officer. Mr. Purpura’s base salary increased in connection with such appointments.

(3)

Dr. John joined the Company in March 2012 as Director, Clinical Operations and served in such role until his promotion to Senior Vice President Clinical Development and Medical Affairs in February 2021. Dr. John’s base salary increased in connection with his promotion.

Annual Incentive Plan. Under the AIP, annual incentive target award opportunities are expressed as a percentage of a participant’s actual base salary for the performance year, beginning January 1. The following table sets forth, for each named executive officer, the applicable target bonus percentage of base salary to which each named executive officer was entitled during 2022 and the amount actually paid to him.

Executive	Target Bonus Expressed as % of Base Salary	Dollars ($)	Actual Payout as % of Base Salary	Dollars ($)
Gerard Michel	50.0%	262,349	25.0%	131,175
John Purpura, M.S.	45.0%	179,569	22.5%	89,785
Johnny John, M.D.	40.0%	158,279	20.0%	79,140

For 2022, AIP goals were based entirely on Company performance to focus all the executives on the same critical challenges facing the Company. Company performance in 2022 was measured based upon achievement of objectives in the following areas: Clinical Trials, Regulatory, Commercial, Manufacturing and Finance. The Compensation Committee has determined an overall achievement of 50.0%.

Long Term Incentive Compensation. Grants have historically been comprised of stock option awards granted each year with the number of shares subject to the awards designed to deliver a competitive value targeted at the mid-market of the executive compensation comparison group.

The Compensation Committee periodically provides long-term equity incentive awards for our named executive officers based upon a holistic assessment of Company and individual performance for the prior year and its view of the appropriate incentives to best help achieve the Company’s business objectives. See “Grants of Plan-Based Awards—2022” for equity grants to the named executive officers in 2022.

Welfare and Health Benefits

Our named executive officers are eligible to participate in all of our benefit plans, such as the 401(k) plan (see description under “— Retirement Benefits” below), medical, dental, vision, short-term disability, long-term disability and group life insurance, in each case generally on the same basis as other employees. We do not currently have qualified or nonqualified defined benefit plans or nonqualified deferred compensation plans, nor do we offer pension or other retirement benefits other than our 401(k) plan. Our board of directors may elect to adopt such plans in the future if it determines that doing so is in our best interests.

Retirement Benefits

We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees may make voluntary contributions from their eligible pay, up to certain applicable annual limits set by the Code. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code.

Agreements with our Named Executive Officers

Mr. Michel. Pursuant to an employment agreement dated as of August 31, 2020 between the Company and Mr. Michel (the “Michel Employment Agreement”), the term of Mr. Michel’s employment began on October 1, 2020. Under the Michel Employment Agreement, Mr. Michel’s annualized base salary was $450,000 in 2020, subject to annual review by the Compensation Committee. For 2021, Mr. Michel’s base salary was increased to $510,000. For 2022, Mr. Michel’s base salary was increased to $525,698 Pursuant to the Michel Employment Agreement, Mr. Michel is eligible to participate in the Company’s annual incentive plan with a target annual cash bonus equal to 50% of his then-current base salary.

Pursuant to the Michel Employment Agreement, on October 1, 2020, the Company granted to Mr. Michel a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Listing Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The stock option vests ratably over a 36-month period beginning October 1, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the stock option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest.

In addition, pursuant to the Michel Employment Agreement, the Company agreed to reimburse Mr. Michel up to $6,500 per month to cover his temporary expenses incurred in connection with traveling to and living in the New York City tristate area to work onsite at the Company’s principal corporate office for the initial eighteen (18) months of his employment.

The Michel Employment Agreement also provides for severance benefits in connection with certain specified terminations of Mr. Michel’s employment, as detailed below under “—Potential Payments upon Termination or Change of Control.”

Mr. Purpura. Mr. Purpura does not have an employment agreement with the Company, but Mr. Purpura is entitled to severance benefits in connection with certain specified terminations of his employment, as detailed below under “—Potential Payments upon Termination or Change of Control.”.

Dr. John. Dr. John. has no employment agreement or severance arrangements with the Company.

Potential Payments upon Termination or Change of Control

Mr. Michel may resign his at-will employment with the Company for “Good Reason” (as defined within the Michel Employment Agreement) and the Company may terminate Mr. Michel’s at-will employment other than for “Cause” (as defined within the Michel Employment Agreement). If Mr. Michel resigns his at-will employment for Good Reason or the Company terminates Mr. Michel’s employment other than for Cause, then Mr. Michel shall be entitled to his accrued and unpaid compensation and, subject to him entering into and not revoking a general release of claims in favor of the Company and fully complying with the terms of an Employee Confidentiality, Invention Assignment and Restrictive Covenants Agreement (the “Restrictive Covenants Agreement”), Mr. Michel shall also be entitled to:

•

A severance payment equal in the aggregate to twelve (12) months of his annual base salary at the time of termination, payable in twelve (12) equal monthly installments (and subject to applicable withholdings and deductions) beginning on the last Company payroll date of the first full month following termination of employment (“Severance Benefits”); and

•

If Mr. Michel timely and properly elects health plan (medical, dental and/or vision) continuation coverage under COBRA, the Company will reimburse Mr. Michel in an amount equal to the difference between the monthly COBRA premium paid by Mr. Michel for him and his dependents and the monthly premium amount paid by similarly situated active executives under the Company’s group health plans (“COBRA Benefits”). Such reimbursement will be paid to Mr. Michel on or by the last day of the month immediately following the month in which Mr. Michel timely remits the COBRA premium payment. Mr. Michel will be eligible to receive COBRA premium reimbursement until the earliest of: (x) the twelve-month anniversary of the date his employment with the Company terminates; (y) the date Mr. Michel is no longer eligible to receive COBRA continuation coverage; and (z) the date on which Mr. Michel becomes eligible to receive substantially similar coverage from another employer.

•

In addition, the Michel Employment Agreement provides that if Mr. Michel’s at-will employment is terminated by Mr. Michel for Good Reason or by the Company without Cause, in each case within three (3) months before or twelve (12) months following a change in control of the Company, Mr. Michel shall be entitled to receive his accrued and unpaid compensation and, subject to Mr. Michel entering into and not revoking a general release of claims in favor of the Company and fully complying with the Restrictive Covenants Agreement, Mr. Michel shall be entitled to receive (i) the Severance Benefits, (ii) the COBRA Benefits, (iii) immediate acceleration of any unvested portion of the Option and any other outstanding stock options granted to him at the time of his termination and (iv) a pro-rated annual cash incentive bonus for the fiscal year in which Mr. Michel’s employment terminates, as determined by the Board or the Compensation and Stock Option Committee based on its assessment of the actual performance of the Company and Mr. Michel following the completion of the fiscal year in which the termination of employment occurs; such pro-rated cash incentive bonus to be paid to Mr. Michel in a lump sum no later than 60 days after the filing of the Company’s Annual Report on Form 10-K for the fiscal year in which the termination of employment occurs.

Mr. Purpura and the Company have entered into an Executive Security Agreement dated as of March 20, 2018 the purpose of which is to provide to Mr. Purpura severance payments in the event of a qualifying termination of his employment (a termination of his employment by the Company without cause or if the Company gives him a good reason to voluntarily terminate his employment).

In the event that Mr. Purpura’s employment is terminated (other than “for cause” (as defined in the Executive Security Agreement) or due to his death or disability) or by Mr. Purpura’s resignation for “good reason” (as defined in the Executive Security Agreement), the Company is obligated to pay Mr. Purpura the following amounts or benefits: (a) any accrued but unpaid annual base salary and any other form or type of compensation, benefit or perquisite that was approved by the Company’s Board that is vested or accrued on the date of the termination, to be paid in cash in a lump sum within ten calendar days following the date of the termination; (b) payment for any accrued paid time off in accordance with Company policy, to be paid in cash in a lump sum within ten calendar days following the date of the termination; (c) and, if any employee participant of the Company receives an AIP payment for the fiscal year in which Mr. Purpura’s termination occurs, he will be entitled to receive a prorated AIP payment (based on the portion of the fiscal year he was employed by the Company) pursuant to the AIP for that fiscal year, subject and according to the terms and conditions of the AIP, with payment to be made at the time the Company pays that fiscal year’s AIP payments to its other executives but in no event later than March 15 of the subsequent fiscal year; (d) a severance payment equal to eighteen months (the “Severance Period”) of base salary, based upon his annual base salary in effect on the date of the termination, to be paid in cash, less all applicable withholdings and deductions, in approximately equal installments according to the Company’s regular payroll schedule over the 18 month period following the termination; provided, however, that no payments will be made prior to the 60th calendar day following the date of the termination. On the 60th calendar day following the date of the termination, the Company will pay Mr. Purpura in a lump sum the amount of the severance payments that he would have received during such 60-day period under the Company’s regular payroll schedule, and the balance of such severance will be paid to him in approximately equal installments over the remainder of the Severance Period; (e) if Mr. Purpura elects continuation coverage under COBRA for himself and his covered dependents under the Company’s group health and/or dental plans following the termination, then the Company will pay the COBRA premiums necessary to continue his group health and/or dental coverage in effect for himself and his eligible dependents until the earliest of (i) the close of the Severance Period following the date of the termination, (ii) the date Mr. Purpura ceases to participate, for whatever reason, in the Company’s group health and/or dental plans, or (iii) the date on which Mr. Purpura is covered or is eligible to be covered under another group health and/or dental plan or is otherwise no longer eligible for coverage under COBRA.

In addition, in the event that there is a “change of control” of the Company and Mr. Purpura’s employment has been terminated by the Company other than for “cause” or if Mr. Purpura resigns for “good reason” during the 12 months immediately following the change of control, then on the 60th calendar day following the date of the qualifying termination, Mr. Purpura will receive a lump sum severance payment equal to 18 months of base salary, based upon his annual base salary in effect on the date of the termination.

Dr. John has no employment agreement or severance arrangements with the Company.

PAY VERSUS PERFORMANCE

Pay Versus Performance Table

As required by Section 953(a) of The Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Pay Versus Performance
Year	Summary Compensation Table Total for CEO (1) (3)	Compensation Actually Paid to CEO (1) (2) (4)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers (1) (3)	Average Compensation Actually Paid to Non-CEO Named Executive Officers (1) (2) (3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (6)	Net Income (Loss) (7)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2022	$1,472,099	($188,199)	$770,916	$53,278	$20.09	($34,021,000)
2021	$1,914,402	($2,082,128)	$900,633	($699,177)	$43.97	($25,650,000)

(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act of 1933 and as such, we are only required to include information for the past two fiscal years in the table.

(2)

For each of the two years presented in the above table, Gerard Michel was our Principal Executive Officer (PEO) and our Non-PEO Named Executive Officers (Non-PEO NEOs) were John Purpura and Johnny John.

(3)

See the Summary Compensation Table above for detail on the Summary Compensation Table total compensation for our PEO for each fiscal year covered in the table. The average total compensation for the Non-PEO NEOs for 2022 was calculated using the Summary Compensation Table above. The average compensation for the Non-PEO NEOs for 2021 was calculated using the Summary Compensation Table as disclosed in our proxy statement filed with the Securities and Exchange Commission in calendar year 2021.

(4)

For purposes of this table, the compensation actually paid (“Compensation Actually Paid”, or “CAP”) to our PEO has been computed in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. The dollar amounts reported in column (d) represent total compensation as reflected in the above Summary Compensation Table for the applicable year less the grant date fair values of stock option awards included in the “Option Awards” column of the Summary Compensation Table for our PEO for the applicable year, adjusted as follows:

Year	Reported Summary Compensati on Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Compensation Actually Paid to PEO
2022	1,472,099	(800,499)	(859,799)	—	—	(188,199)
2021	1,914,402	(1,230,585)	(2,765,945)	—	—	(2,082,128)

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	287,530	(724,483)	158,091	(580,936)	—	—	(859,799)
2021	726,968	(2,911,479)	265,411	(846,846)	—	—	(2,765,945)

(5)

The dollar amounts reported in column (e) represent the average amount of Compensation Actually Paid to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the Compensation Actually Paid, using the same methodology described above in Note 4:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non- PEO NEOs
2022	770,916	(291,874)	(425,764)	53,278
2021	900,633	(467,535)	(1,132,275)	(699,177)

(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends orother Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2022	201,626	(422,691)	115,293	(319,992)	—	—	(425,764)
2021	552,492	(1,461,357)	201,713	(425,123)	—	—	(1,132,275)

(6)

Cumulative Total Shareholder Return (“TSR”) represents the return on a fixed investment of $100 in the Company’s common stock for the period beginning on the last trading day of 2020 through the last trading day of the applicable fiscal year.

(7)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)

Since we are not a commercial-stage company in the United States, we have incurred net losses during the periods presented. Consequently, we have not historically looked to our net loss as a performance measure for our executive compensation program. Moreover, as a pre-commercial company with no revenue in the United States, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented. In 2021 and 2022, our net loss and the compensation actually paid for both our PEO and non-PEO NEOs increased between 2021 and 2022.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END —2022

The following table sets forth information concerning unexercised stock options for each named executive officer as of December 31, 2022 that had been granted under the 2020 Plan, unless otherwise noted in the footnotes to this table.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date
Gerard Michel(1)	297,002	98,998	11.67	10/1/30
	38,250	12,750	17.51	10/1/30
	38,250	12,750	23.34	10/1/30
	69,444	55,556	10.16	8/5/31
	32,260	83,877	7.14	2/8/32
John Purpura, M.S.(2)	357	—	196.70	2/1/29
	131,274	43,726	11.67	10/1/30
	25,000	20,000	10.16	8/5/31
	12,833	33,365	7.14	2/8/32
Johnny John, M.D.(3)	56,268	18,732	11.67	10/1/30
	27,778	22,222	10.16	8/5/31
	10,694	27,805	7.14	2/8/32

(1)

On October 1, 2020, Mr. Michel was granted a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s Common Stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The stock option vests ratably over a 36-month period beginning on October 31, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the stock option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest. On August 5, 2021, Mr. Michel was granted an option to purchase 125,000 shares of the Company’s Common Stock, which option immediately vested with respect to four-thirty-sixths (4/36ths) of the option shares and the remaining option shares will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month for the next thirty-two months, starting on September 1, 2021. On February 8, 2022, Mr. Michel was granted an option to purchase 116,137 shares of the Company’s Common Stock, which will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month, starting on February 8, 2022, subject to Mr. Michel’s continued employment with the Company on each respective vesting date.

(2)

On February 1, 2019, Mr. Purpura was granted an option to purchase 357 shares of the Company’s Common Stock under the Company’s 2019 Equity Incentive Plan. On October 1, 2020, Mr. Purpura was granted an option to purchase 175,000 shares of the Company’s Common Stock under the 2020 Plan, which option vests and becomes exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month over a 36-month period, starting on October 1, 2020, subject to Mr. Purpura’s continued employment with the Company on each respective vesting date. On August 5, 2021, Mr. Purpura was granted an option to purchase 45,000 shares of the Company’s Common Stock, which option immediately vested with respect to four-thirty-sixths (4/36ths) of the option shares and the remaining option shares will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month for the next thirty-two months, starting on September 1, 2021. On February 8, 2022, Mr. Purpura was granted an option to purchase 46,198 shares of the Company’s Common Stock, which will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month, starting on February 8, 2022, subject to Mr. Purpura’s continued employment with the Company on each respective vesting date.

(3)

On October 1, 2020, Dr. John was granted an option to purchase 75,000 shares of the Company’s Common Stock under the 2020 Plan, which option vests and becomes exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month over a 36-month period, starting on October 1, 2020, subject to Dr. John’s continued employment with the Company on each respective vesting date. On August 5, 2021, Dr. John was granted an option to purchase 50,000 shares of the Company’s Common Stock, which option immediately vested with respect to four-thirty-sixths (4/36ths) of the option shares and the remaining option shares will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month for the next thirty-two months, starting on September 1, 2021. On February 8, 2022, Mr. Michel was granted an option to purchase 38,499 shares of the Company’s Common Stock, which will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month, starting on February 8, 2022, subject to Dr. John’s continued employment with the Company on each respective vesting date.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022, with management and Marcum LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

The Audit Committee also discussed with Marcum LLP the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence and has discussed with Marcum LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Elizabeth Czerepak (Chair)

Steven Salamon

Roger G. Stoll, Ph.D.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

In order for a stockholder proposal to be eligible for inclusion in our proxy statement for the 2024 annual meeting of stockholders, the proposal must be received by the Corporate Secretary not later than 120 days before the anniversary of the date this Proxy Statement for the Annual Meeting was first released to our stockholders, or January 2, 2024, 2023 and must otherwise comply with the requirements of Rule 14a-8(e) of the Exchange Act of 1934. In addition, in order for a stockholder to present a proposal or other matter or to nominate a person for election as a director at the 2024 annual meeting of stockholders, the stockholder must give Delcath written notice of the proposal or other matter to be presented at the meeting no later than 120 days before the anniversary of the date this Proxy Statement for the Annual Meeting was first released to our stockholders and must otherwise comply with our amended and restated certificate of incorporation. If the date set for the 2024 annual meeting is more than 30 calendar days before or after June 12, 2024, such notice must instead be received no later than 60 calendar days before the date set for such meeting. Proposals or notices of intent to present a proposal should be addressed to the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019, and should be sent by overnight delivery or certified mail, return receipt requested. If a stockholder fails to provide timely notice of a proposal to be presented at the 2024 annual meeting, the proxies designated by the Board will have discretionary authority to vote on the proposals.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov.

We will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). Please direct such request in writing or by telephone at the following address:

Delcath Systems, Inc.

1633 Broadway, Suite 22C

New York, New York 10019

Attn: Corporate Secretary

Telephone: (212) 489-2100

You may also access such documents free of charge at http://www.delcath.com/investors/sec-filings/ as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this Proxy Statement.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Gerard Michel
Chief Executive Officer

Appendix A

DELCATH SYSTEMS, INC.

2020 OMNIBUS EQUITY INCENTIVE PLAN

(As adopted by Board of Directors on September 30, 2020 and approved by stockholders on November 23, 2020)

(As amended by the Board of Directors on March 30, 2021 and approved by stockholders on May 6, 2021)

(As subsequently amended by the Board of Directors on April 17, 2023, subject to stockholder approval)

1. Purpose. The purpose of the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan (the “Plan”) is to align the interests of selected Employees, Non-Employee Directors and Consultants with those of Delcath Systems, Inc.’s (the “Company”) stockholders by providing such individuals with long-term incentive compensation opportunities tied to the performance of the Company’s Common Stock. The Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

The Plan was originally adopted by the Board of Directors on September 30, 2020 and approved by the stockholders of the Company on November 23, 2020. The Plan was subsequently amended by the Board of Directors on March 30, 2021 and approved by stockholders of the Company on May 6, 2021. On April 17, 2023, the Board approved an amendment of the Plan in the form set forth herein (the “Amended Plan”), subject to, and to be effective upon, the approval of the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at the Company’s 2023 annual stockholders’ meeting held on June 12, 2023. If the Amended Plan is not so approved by the stockholders, all provisions of the Plan shall remain effective.

2. Definitions. Certain terms used in the Plan have the meanings set forth below (capitalized terms used in the Plan that are not defined below have the meanings set forth elsewhere in the Plan):

“Affiliate” means any Subsidiary and any other corporation or other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with, the Company. For this purpose, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the Nasdaq Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).

“Award” means an award under the Plan, including any Incentive Stock Option, a Non-Qualified Option, Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, an Other Stock-Based Award or a Cash Award.

“Award Agreement” means the written agreement entered into between the Participant and the Company setting forth the terms and conditions applicable to an Award, as provided under Section 5(c). An Award Agreement may, in the discretion of the Committee, be transmitted electronically to any Participant.

“Base Price” means the price per share of Common Stock subject to a Stock Appreciation Right at which the Stock Appreciation Right may be exercised or settled.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Cash Award” means an award denominated in cash that is granted pursuant to Section 11.

“Cause”, with respect to any Employee or Consultant, unless the applicable Award Agreement provides otherwise, shall have the meaning given to such term in any employment or other written agreement between such Participant and the Company or Affiliate, as applicable, or, in the event that such term is not defined in such agreement or in the absence of any such agreement, shall mean the occurrence of any of the following:

(i) The Participant’s willful failure to perform his or her duties and responsibilities to the Company or an Affiliate, or refusal to perform any lawful and reasonable directive of the Company or an Affiliate;

(ii) The Participant’s gross negligence or willful misconduct in the performance of his or her duties for the Company or an Affiliate;

(iii) The Participant’s commission of any act of fraud, embezzlement, dishonesty, moral turpitude, misappropriation of funds, breach of fiduciary duty, duty of loyalty and fidelity or other willful misconduct with respect to the Company or an Affiliate, or any act, whether or not related to the performance of the Participant’s Service, that affects the Company’s or any Affiliate’s reputation in a manner that may reasonably be expected to have a material adverse effect on the business, prospects, assets (including intangible assets), liabilities, financial condition, property or results of operation of the Company or any Affiliate;

(iv) The Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any Affiliate or any other party to whom the Participant owes an obligation of nondisclosure as a result of the Participant’s relationship with the Company or any Affiliate;

(v) The Participant’s breach of any of his or her obligations under any written agreement or covenant with, or any material policy of, the Company or any Affiliate;

(vi) The Participant’s indictment or conviction of or plea of nolo contendere to a felony or crime of moral turpitude;

(vii) The Participant’s debarment, exclusion or disqualification by any government regulator or government agency from participating in the business of the Company or any Affiliate; or

(viii) The Participant’s exhibition of a standard of behavior within the scope of or related to the Participant’s employment, or is a violation of the Company’s code of conduct, that is disruptive to the orderly conduct of the Company’s or its Affiliates’ business operations (including, without limitation, substance abuse, sexual harassment or sexual misconduct, or other unlawful harassment or retaliation).

“Cause”, with respect to any Non-Employee Director, unless the applicable Award Agreement provides otherwise, means a determination by a majority of the disinterested Directors that the Non-Employee Director has engaged in any of the following: (i) malfeasance while in office; (ii) gross negligence, willful misconduct or neglect with respect to the Company or any Affiliate; (iii) false or fraudulent misrepresentation in connection with the Non-Employee Director’s appointment; or (iv) conversion of corporate funds.

For the avoidance of doubt, references to the Company and Affiliate in the foregoing definitions of “Cause” shall include the successor to either as may be appropriate.

“Change in Control” means the date of the occurrence of any of the following events, provided that the event constitutes a “change in control event” within the meaning of Section 409A of the Code:

(i) The consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting power of the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

(ii) Any one Person, or more than one Person acting as a group, acquires ownership of the stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person or group, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (ii). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(iii) A majority of the Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the Directors prior to the date of the appointment or election; or

(iv) Any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iv), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (3) above. For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as the same may be amended from time to time and any successor statute.

“Committee” means the committee of the Board appointed by the Board to administer the Plan, pursuant to Section 3, which, unless otherwise determined by the Board, shall be the Compensation and Stock Option Committee. In the absence of any such Committee, any action permitted or required to be taken hereunder by the Committee shall be deemed to refer to the Board.

“Common Stock” means the Company’s common stock, par value $0.01 per share, or such other securities of the Company as may be designated by the Committee in substitution thereof.

“Consultant” means any Person who provides consulting or other services to the Company or any Affiliate and who is (i) neither an Employee nor a Non-Employee Director and (ii) may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act.

“Director” means a member of the Board.

“Disability” means (a) in the case of Incentive Stock Options, total and permanent disability as defined in Section 22(e)(3) of the Code, and (b) in the case of other Awards, unless the applicable Award Agreement provides otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment (and considered “disabled” within the meaning of Section 409A of the Code). The determination of whether an individual has a Disability shall be determined under procedures established by the Committee, which shall be final, conclusive and binding. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Dividend Equivalent Right” means the right of a Participant, granted pursuant to Section 9 in connection with the Restricted Stock Unit Award, to receive a credit for the account of such Participant in an amount equal to cash or stock dividends or other distributions paid by the Company in respect of one share of Common Stock.

“Effective Date” means the original date of adoption of the Plan by the Board.

“Eligible Person” means any of the following: (i) any Employee, Consultant, or Non-Employee Director or (ii) any individual to whom the Company or any Affiliate has extended a formal offer of employment, so long as the grant of any Award shall not become effective until such individual commences such employment.

“Employee” means an individual, including, without limitation, any Officer and Director, who is a common law employee of the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a share of Common Stock subject to an Option may be purchased upon the exercise of the Option.

“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable (subject to compliance with Applicable Law, including Section 409A of the Code);

(ii) If the Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable), which such decision shall be final, conclusive and binding.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution or action, then such date as set forth in such resolution or action.

“Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code and is designated as an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option, or even if so designated does not qualify as an Incentive Stock Option at or subsequent to its Grant Date, it shall constitute a Non-Qualified Option.

“Non-Employee Director” means a Director who is not an Employee, and who satisfies the requirements of a “non-employee director” within the meaning of Section 16 of the Exchange Act.

“Non-Qualified Option” means an Option that is not an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means the right to purchase, at the price and for the term fixed by the Committee in accordance with Section 6, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of shares of Common Stock determined by the Committee.

“Other Stock-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Cash Award, and that is granted under Section 11 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an Eligible Person to whom the Committee has granted an Award under the Plan (or, if applicable, such other Person who holds an outstanding Award).

“Performance Award” means an award that may vest or may become eligible to vest contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted pursuant to the terms of Section 10.

“Performance Goal” means one or more goals as may be established by the Committee that must be met by the end of a given Performance Period as a contingency for a given Award to vest and/or become exercisable, settled or payable, or to otherwise determine the numbers of shares of Common Stock or stock-denominated units that are earned under an Award.

“Performance Period” means one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting, exercisability, settlement or payment of an Award.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint share company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Restricted Stock Award” means a grant of shares of Common Stock under Section 8 that are issued subject to vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit Award” means an Award of Restricted Stock Units under Section 9.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time or any successor statute.

“Service” means, as applicable, a Participant’s service with the Company or an Affiliate, as an Employee, Non-Employee Director or Consultant. For purposes of the Plan, a Participant’s Service shall not be deemed to have been terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Non-Employee Director or merely because of a transfer of the Participant’s Service between the Company and/or Affiliates (except as may be required for compliance with Section 409A of the Code). The Committee, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Stock Appreciation Right” means a contractual right granted under Section 7 entitling the holder of such right to receive, subject to limitation and restrictions in the Plan and applicable Award Agreement, the appreciation in value of Common Stock.

“Subsidiary” means any entity in which the Company owns at least 50% of the combined voting power of all classes of equity entitled to vote or at least 50% of the combined value of all classes of equity.

“Ten Percent Stockholder” means an Employee who, at the time an Option is granted, owns either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

3. Administration of the Plan.

a. General. The Plan shall be administered by the Committee (or the Board if no Committee has been appointed). The Committee shall have the power and authority to (i) prescribe, amend and rescind rules and procedures governing the administration of the Plan; (ii) determine and designate from time to time each Eligible Person to whom an Award will be granted and the type of Award to be granted; (iii) determine the number of shares of Common Stock subject to each Award and the Grant Date of each Award; (iv) prescribe the terms of each Award, including, without limitation, the time or times when, and the manner and conditions upon which, each Award shall vest, become exercisable, be settled and/or expire, the Exercise Price or Base Price of each Award (as may be applicable), and the form of payment made in settlement of each Award; (v) specify the terms of the Award Agreement relating to each Award; (vi) determine or impose other conditions to the receipt of shares of Common Stock subject to an Award, as it may deem appropriate, including but not limited to, cash payments; (vii) interpret the terms of the Plan and each Award Agreement and the rules of procedures established by the Committee under the Plan; (viii) determine the rights of all Persons under the Plan; (ix) correct any defect or omission or reconcile any inconsistency in the Plan or in any Award Agreement; (x) make all determinations relating to the Service of a Participant; (xi) grant waivers of any conditions of the Plan or any Award Agreement, subject to Applicable Law; and (xii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends under an Award, the Committee shall have the discretionary authority to round such fractional share or unit to the nearest higher whole share or unit, or convert such fractional share or unit into a right to receive a cash payment (unless determined otherwise by the Committee, such fractional share or unit shall be rounded to the nearest higher whole share or unit). All actions, decisions and interpretations of the Committee, the Board and any delegate of the Committee or Board under the Plan or any Award Agreement shall be final, binding, conclusive and non-appealable on all Persons, and shall be given the maximum deference permitted by law. The Committee’s and the Board’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards) need not be uniform and may be made by the Committee or the Board selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated.

b. Composition of the Committee. Except as otherwise determined by the Board, the Committee shall consist of two or more Directors appointed to such committee from time to time by the Board. To the extent deemed necessary or appropriate by the Board, the Committee shall consist solely of at least two Directors who are Non-Employee Directors and are “independent directors” under any applicable exchange requirements. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3; however, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

c. Delegation of Authority. The Board or the Committee may delegate to a committee of one or more Directors and/or Officers who are not Non-Employee Directors the authority to grant Awards to Eligible Persons who are not then subject to Section 16 of the Exchange Act. In the event of such delegation of authority, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with such delegation by treating any reference to the Committee as a reference to the committee or Officers to whom such delegation has been made.

d. Limited Liability; Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the maximum extent allowed by the Company’s charter, by-laws and Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

a.Aggregate Limit. Subject to adjustment as set forth in Section 4(d), the total number of shares of Common Stock reserved and available for grant and issuance pursuant to Awards under the Plan is equal to 5,125,000~~2,475,000~~ shares (the “Share Reserve”), the full amount of which may be issued under the Plan through the exercise of Incentive Stock Options. For purposes of counting shares against the Share Reserve, Awards denominated in shares of Common Stock and other Awards that may be exercised for, settled in or convertible into shares of Common Stock will be counted against the Plan reserve on the date of grant of the Award based on the maximum number of shares that may be issued pursuant to the Award, as determined by the Committee. Shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares, treasury shares, forfeited shares and/or shares reacquired by the Company in any manner. As of the Effective Date, no further awards shall be made under the Company’s 2019 Equity Incentive Plan or any other prior equity incentive plans of the Company (but such plans shall remain in effect as to awards made thereunder that are still outstanding as of the Effective Date).

b. Individual Limits.

(i) Participants other than Non-Employee Directors. Subject to adjustment under Section 4(d), (A) the maximum number of shares of Common Stock underlying Options and Stock Appreciation Rights that may be granted under the Plan during any calendar year to any one Participant (other than a Non-Employee Director) shall be 500,000 shares; (B) the maximum number of shares of Common Stock subject to Restricted Stock Awards, awards of Restricted Stock Units and Other Stock Based Awards that may be granted under the Plan during any calendar year to any one Participant (other than a Non-Employee Director) shall be 500,000 (where the number of shares earned is dependent on the level of attainment of Performance Goals under a Performance Award, the number of shares counted shall be the number that may be earned at maximum performance); (C) the maximum amount of a Cash Award that may be paid pursuant to Section 11 in any calendar year to any Participant (other than a Non-Employee Director) shall be $3,000,000.

(ii) Non-Employee Directors. In any director year (as described below), no Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for his or her service as a Non-Employee Director during such director year, exceed an aggregate value of $750,000 (with value of each equity award based on its grant date fair value, determined in accordance with U.S. generally accepted accounting principles). Any cash compensation paid or Awards granted to an individual for his or her service as an Employee, or for his or her services as a Consultant (other than a Non-Employee Director), will not count for purposes of the limitation under this Section. For purposes of the foregoing, a “director year” shall mean the approximate one-year period beginning on the date of a regular annual meeting of the Company’s stockholders and ending on the date of the next regular annual meeting of the Company’s stockholders.

c. Returned Shares. Any shares of Common Stock subject to an outstanding Award or any portion thereof granted under the Plan will be returned to the Share Reserve and will be available for issuance in connection with subsequent Awards under the Plan to the extent such shares (or the Awards covering such shares) (i) are cancelled, forfeited or settled in cash; (ii) expire by their terms at any time; or (iii) are reacquired by the Company pursuant to a forfeiture provision. Notwithstanding the foregoing, shares subject to an Award shall not again be made available for issuance under the Plan if such shares are surrendered or tendered to pay the Exercise Price or Base Price of such Award or any tax withholding obligation arising in connection with vesting, exercise or settlement of such Award.

d. Adjustments for Changes in Common Stock, Etc. In the event of any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off, or other similar corporate change, or any other any relevant change affecting the capitalization of the Company, the Committee shall, in the manner that it, in its sole discretion, determines is appropriate, cause an equitable adjustment or substitution to be made to (i) the maximum number of shares (or other securities or rights) reserved for issuance and future grant from the Share Reserve, (ii) the individual award limits set forth in Section 4(b), (iii) the number and kind of shares (or other securities or rights) subject to then outstanding Awards, (iv) the Exercise Price or Base Price with respect to any Option or Stock Appreciation Right, (v) the Performance Goals applicable to any Award and (vi) any other terms of an Award that are affected by the event. Any such actions shall be taken by the Company in good faith so as to substantially preserve the value, rights and benefits of any affected Awards. In the case of adjustments made pursuant to this Section 4(d), unless the Committee specifically determines that such adjustment is in the best interests of the Company or Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 4(d) will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code, and in the case of Non-Qualified Options and Stock Appreciation Rights, ensure that any adjustments under this Section 4(d) will not constitute a modification of such Non-Qualified Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 4(d) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in connection with any of the events described above, the Committee, in its sole discretion, and subject to compliance with Section 409A of the Code may provide that each Award then-outstanding shall terminate in exchange for an equitable payment as determined by the Committee in good faith, which, in the case of Options and Stock Appreciation Rights, may include a cash payment to the extent of the excess, if any, of the then-Fair Market Value of a share of Common Stock subject to the Award, over the Exercise Price or Base Price per share of Common Stock subject to the Award, and in the event that there is no such excess, a payment of zero.

e. Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the

Company or an Affiliate or with which the Company or Affiliate combines after the Effective Date (“Substitute Awards”). To the extent permitted by Applicable Law, shares of Common Stock subject to Substitute Awards shall not be counted against the Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the share limit applicable to Incentive Stock Options. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

5. Eligibility and Awards.

a. Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant under the Plan in accordance with the Committee’s authority under Section 3. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

b. Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3 and other terms of the Plan. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

c. Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth (as applicable) the number of shares of Common Stock, units or other rights subject to the Award, the Exercise Price, Base Price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable, settled or payable, the term of the Award and any Performance Goals applicable to the Award. The Award Agreement may also set forth the effect on an Award of a Change in Control or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.

6. Option Awards.

a. Grant of Options. An Award of an Option may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Exercise Price, the term of the Option, the number of shares of Common Stock to which the Option relates, any conditions to the exercise or vesting of all or a portion of the Option and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-Qualified Option. In no event shall an Incentive Stock Option be granted to an individual who is not an employee of the Company or of a “subsidiary corporation” or a “parent corporation,” whether now or hereafter existing, as such terms are defined in Section 424(f) of the Code. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Participant in any one calendar year under the Plan exceeds $100,000, the Option or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Options. The Company shall have no liability to any Participant, or to any other Person, if an Option (or any portion thereof) that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option at any time or if an Option (or any portion thereof) is determined to constitute “nonqualified deferred compensation” under Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

b. Exercise Price. The Exercise Price with respect to shares of Common Stock subject to an Option shall be determined by the Committee in its sole discretion, provided, however, that the Exercise Price per share shall not be less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Common Stock on the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, and a Non-Qualified Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

c. Term of Option. The Committee shall determine and set forth in an Award Agreement the term during which an Option may be exercised, provided that in no event shall any Option have a maximum term greater than ten years from the Grant Date (except that the maximum term of an Incentive Stock Option granted to a Ten Percent Stockholder shall be no more than five years from the Grant Date), or such shorter period as set forth in the Award Agreement. Each Option shall terminate, cease to be exercisable and be forfeited not later than the end of the maximum term specified in the Award Agreement pertaining to the Option.

d. Vesting and Exercisability of Options. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Option upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of an Option are not satisfied, the Option shall be forfeited. In no event may any Option be exercised for a fraction of a share of Common Stock.

e. Termination of Service.

(i) General. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of the termination of Service) within the period of time ending on the earlier of (A) 90 days following the termination of the Participant’s Service, and (B) the expiration of the term of the Option as set forth in the Plan or Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option will terminate.

(ii) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if a Participant’s Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option (to the extent that the Option was vested and the Participant was entitled to exercise such Option as of the date of termination of Service), but only within such period of time ending on the earlier of (A) the date 12 months following such termination of Service, and (B) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination of Service, the Participant does not exercise his or her Option within the applicable time frame, the Option will terminate.

(iii) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other individual written agreement between the Participant and the Company, if (A) a Participant’s Service terminates as a result of the Participant’s death, or (B) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Service for a reason other than death, then the Option may be exercised (to the extent the Option was vested and the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (A) the date 12 months following the date of death, and (B) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the applicable time frame, the Option will terminate.

(iv) Termination for Cause. Except as provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and a Participant, if a Participant’s Service is terminated by the Company or any Affiliate for Cause, each Option, whether vested or unvested, that is held by such Participant shall terminate, cease to be exercisable/payable and be forfeited as of the date of such termination of Service.

f. Exercise of Options; Payment.

(i) Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, in whole or in part, by a Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock to be purchased. An Option may not be exercised after it is forfeited or otherwise terminated.

(ii) Payment of Exercise Price. The aggregate Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods: (A) cash or a certified or bank cashier’s check; (B) if and upon the terms approved by the Committee in its sole discretion, by delivery to the Company of previously owned and vested shares of Common Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired pursuant to such exercise, (C) if and upon the terms approved by the Committee in its sole discretion, through the withholding by the Company of shares of Common Stock otherwise to be received, with such withheld shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price due for the number of shares being acquired; (D) a “cashless” exercise program established with a broker; (E) by any combination of such methods of payment, or (F) any other method approved by the Committee in its sole discretion. Unless otherwise specifically provided in the Option, the Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period the Common Stock is publicly traded, an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited. The Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of shares of Common Stock as payment of the aggregate Exercise Price.

g. Disqualifying Disposition with respect to Incentive Stock Option. If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of (i) two years from the Grant Date of such Option, or (ii) one year from the date of the transfer of shares to the Participant pursuant to the exercise of such Option, or in any other “disqualifying disposition” within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any Affiliate) thereupon has a tax withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or such Affiliate) is required to pay as a result of the disqualifying disposition.

7. Stock Appreciation Rights

a. Grant of Stock Appreciation Rights. An Award of a Stock Appreciation Right may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the Base Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right relates, any conditions to the exercise of all or a portion of the Stock Appreciation Right and such other terms and conditions as the Committee, in its sole discretion, shall determine. A Stock Appreciation Right may, in the sole discretion of the Committee, be granted in tandem with an Option, and in such event, shall (i) have a Base Price per share equal to the per share Exercise Price of the Option, (ii) be vested and exercisable at the same time or times that a related Option is vested and exercisable, and (iii) expire no later than the time at which the related Option expires.

b. Benefits Upon Exercise. Subject to such terms and conditions as specified in an Award Agreement, a Stock Appreciation Right shall entitle the Participant to receive a payment, upon exercise or other settlement of the Stock Appreciation Right, of an amount determined by multiplying (i) the excess of the Fair Market Value of each share of Common Stock covered by the Stock Appreciation Right on the date of exercise or settlement of the Stock Appreciation Right over the Base Price per share of Common Stock covered by the Stock Appreciation Right, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is exercised or settled. Such payment may be in cash, in shares of Common Stock (with or without restriction as to substantial risk of forfeiture and transferability, as determined by the Company in its sole discretion) valued at their Fair Market Value on the date of exercise or other settlement, or in any combination, as the Committee shall determine in the Award Agreement. Upon exercise of a tandem Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a tandem Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares of Common Stock for which such Option has been exercised.

c. Base Price. The Base Price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee in its sole discretion, provided, however, that the Base Price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date of such Stock Appreciation Right.

d. Term of Stock Appreciation Right. The Committee shall determine and set forth in an Award Agreement the term during which a vested Stock Appreciation Right may be exercised or settled, provided that in no event shall any Stock Appreciation Right have a maximum term greater than 10 years from the Grant Date, or such shorter period as set forth in the Award Agreement. Each Stock Appreciation Right shall terminate, cease to be exercisable/payable and be forfeited, not later than the end of the maximum term specified in the Agreement pertaining to the Stock Appreciation Right.

e. Vesting and Exercisability of Stock Appreciation Rights. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested, exercisable and/or settled. The Committee may condition the vesting and/or exercisability upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other written agreement between a Participant and the Company, for the acceleration of vesting and/or exercisability of any Stock Appreciation Right upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. To the extent the vesting requirements of a Stock Appreciation Right are not satisfied, the Stock Appreciation Right shall be forfeited.

f.Notice of Exercise. Subject to vesting, exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, a Stock Appreciation Right may be exercised, in whole or in part, by a

Participant only by delivery of written notice (in the form prescribed by the Committee) to the Company specifying the number of shares of Common Stock with respect to which the exercise applies.A Stock Appreciation Right may not be exercised after it is forfeited or otherwise terminated.

g. Termination of Service. The same rules of Section 6(e) that apply to Options regarding termination of Service shall also apply to Stock Appreciation Rights.

8. Restricted Stock Awards.

a. Grant of Restricted Stock. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Restricted Stock Award, the payment (if any) required for such shares, the vesting restrictions applicable to such shares and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may require that certificates representing the shares of Common Stock issued pursuant to a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing such shares will remain in the physical custody of the Company or an escrow holder until all restrictions are removed or have expired. The Committee may also require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate blank stock power with respect to the shares of Common Stock covered by such agreement. If a Participant fails to execute an agreement evidencing a Restricted Stock Award and, if applicable, an escrow agreement and stock power, the Award shall be null and void.

b. Vesting of Restricted Stock Awards. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, a Restricted Stock Award shall vest. The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service for a specified period) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of a Restricted Stock Award upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to a Restricted Stock Award are not satisfied, the shares subject to the Award shall automatically be forfeited, the Participant shall assign, transfer, and deliver any certificates evidencing ownership of such shares to the Company, and the Participant shall cease for all purposes to be a stockholder with respect to such shares. If the Participant paid for such forfeited shares in cash or other tangible consideration, then, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) the amount originally paid by the Participant for such shares and (ii) the Fair Market Value of such shares on the date of forfeiture. Without limiting Section 8(a), by acceptance of a Restricted Stock Award, the Participant shall be deemed to appoint, and does so appoint by execution of the Award Agreement, the Company and each of its authorized representatives as the Participant’s attorneys-in-fact to effect the transfer of forfeited shares subject to the Restricted Stock Award.

c. Nontransferability. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge unless and until (i) the vesting conditions applicable to the Award have been achieved, and (ii) the other restrictions on transferability applicable to Common Stock set forth in the Plan, the Award Agreement or otherwise have been satisfied.

d. Rights as a Stockholder. Subject to the foregoing provisions of this Section 8 and, unless otherwise stated in the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder with respect to shares of Common Stock granted to the Participant under a Restricted Stock Award, including the right to vote such shares and the right to receive dividends and distributions with respect such shares. However, unless provided otherwise in an Award Agreement, all cash and stock dividends and distributions shall be held back by the Company for the Participant’s account until such time as the related portion of the Restricted Stock Award vests (at which time such dividends or distributions, as applicable, shall be released and paid) and if such related portion of the Restricted Stock Award is forfeited, such dividends or distributions, as applicable, will be forfeited.

e. Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the date of grant of the Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

9. Restricted Stock Unit Awards.

a. Grant of Restricted Stock Units. An Award of hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock may be granted to any Eligible Person selected by the Committee and shall be evidenced by an Award Agreement setting forth the number of shares of Restricted Stock Units subject to the Award, the vesting and/or earnings conditions applicable to the Restricted Stock Units, the timing for settlement of the Restricted Stock Units and such other terms and conditions as the Committee, in its sole discretion, shall determine. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

b. Vesting of Restricted Stock Units. The Committee shall, in its sole discretion, provide in an Award Agreement the time or times at which, or the conditions upon which, Restricted Stock Units shall vest and/or be settled. The Committee may condition the vesting upon the passage of time (e.g., subject to the Participant’s continued Service as of a specified date) and/or the occurrence of any other event or condition that is established by the Committee and set forth in the Award Agreement. The Committee may, in its sole discretion, provide, in an Award Agreement or other agreement between a Participant and the Company, for the acceleration of vesting of any Restricted Stock Units upon a Participant’s termination of Service under specified circumstances or upon the occurrence of other specified events or conditions. If the vesting requirements applicable to Restricted Stock Units are not satisfied, such units shall automatically be forfeited.

c. Dividend Equivalent Rights. The Committee may permit Participants holding Restricted Stock Units to receive Dividend Equivalent Rights on outstanding Restricted Stock Units if dividends are paid to stockholders on shares of Common Stock. If so permitted by the Committee, such Dividend Equivalent Rights may be paid in cash or shares of Common Stock (in the sole discretion of the Committee), and will be payable to the Participant upon settlement of the Restricted Stock Units to which the Dividend Equivalent Rights relate and, to the extent such Restricted Stock Units are forfeited, the Participant shall have no right to payment in respect of the Dividend Equivalent Rights. If the Committee permits Dividend Equivalent Rights to be made on Restricted Stock Units, the terms and conditions for such Dividend Equivalent Rights will be set forth in the applicable Award Agreement.

d. Settlement. At the time of settlement of a vested Restricted Stock Unit (which may be upon or following vesting of the Award, as set forth in the Award Agreement), the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit and cash equal to any Dividend Equivalents credited with respect to each such vested Restricted Stock Unit and any interest thereon (or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested

Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Stock Unit vested (or specified deferred settlement date, if later).

10.Performance Awards.

a. Types of Performance Awards. In the discretion of the Committee, a Performance Award may be granted to any Eligible Person as an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Cash Award.

b. Terms of Performance Awards. Performance Awards will be based on the attainment of Performance Goals that are established by the Committee for the relevant Performance Period. Prior to the grant of any Performance Award, the Committee will determine and each Award Agreement shall set forth the terms of each Performance Award, including, without limitation: (i) the nature, length and starting date of any Performance Period; (ii) the Performance Goals that shall be used to determine the time and extent to which a Performance Award has been earned; (iii) amount of any cash bonus, or the number of shares of Common Stock deemed subject to a Performance Award, and (iv) the effect of a termination of Participant’s Service on a Performance Award. Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and Performance Goals. A Performance Award may but need not require the Participant’s completion of a specified period of Service.

c. Determination of Achievement. The Committee shall determine the extent to which a Performance Award has been earned in its sole discretion, including the extent to which Performance Goals have been attained, and the degree of achievement between minimum and maximum levels. The Committee may reduce or waive any criteria with respect to a Performance Goal, or adjust a Performance Goal (or method of calculating the attainment of a Performance Goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals in its sole discretion, subject to any limitations contained in the Award Agreement and compliance with Applicable Law.

11. Other Stock-Based Awards and Cash Awards.

a. Other Stock-Based Awards. The Committee may grant, either alone or in tandem with other Awards, to any Eligible Person an Other Stock-Based Award that is payable in, valued in whole or in part by reference to, or otherwise based or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded as a bonus or other compensation which are issued without restrictions on transfer and other incidents of ownership and free from forfeiture conditions (other than those that generally apply to shares of Common Stock under the Plan). An Other Stock-Based Award shall be evidenced by an Award Agreement setting forth the number of shares of Common Stock subject to the Award, any payment required for such Award, any vesting conditions applicable to the Award and such other terms and conditions as the Committee, in its sole discretion, shall determine.

b. Cash Awards. The Committee may grant, to any Eligible Person, a Cash Award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals and/or such other terms as the Committee may determine (“Cash Award”). A Cash Award may also require the completion of a specified period of Service. The degree to which Performance Goals applicable to a Cash Award have been attained will be conclusively determined by the Committee, in its sole discretion. The Committee may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Cash Award, or such portion thereof as the Committee may specify, to be paid in whole or in part in cash or other property.

12. Forfeiture Events

a.General. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Such events may include, without limitation, a termination of Service for Cause and/or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is materially detrimental to the business or reputation of the Company. The Committee shall have the power to determine whether the Participant has been terminated for Cause and the date upon which such termination for Cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause, the Committee may, subject to compliance with Applicable Law, suspend the Participant’s rights to exercise any Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for Cause.

b. Right of Recapture. Unless otherwise provided in an Award Agreement, if at any time within 1 year after the date on which a Participant exercises an Option or Stock Appreciation Right or on which an another Award vests or becomes payable, or on which income otherwise is realized by a Participant in connection with an Award,

(i) a Participant’s Service is terminated for Cause, or

(ii) the Committee determines in its sole discretion either that, (A) while in Service, the Participant had engaged in an act which would have warranted termination for Cause, or (B) after termination of Service for any reason, the Participant has engaged in conduct that violates any continuing obligation or duty of the Participant in respect of the Company, or any Affiliate, then any gain realized by the Participant from the exercise, vesting, payment or other realization of income by the Participant in connection with an Award, shall be paid by the Participant to the Company upon notice from the Committee. Such gain shall be determined as of the date on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement), subject to compliance with Section 409A of the Code and other Applicable Law. The foregoing shall apply in addition to any other relief available to the Company or any of its Affiliates at law or otherwise and without limiting the ability of the Company or any of its Affiliates to pursue the same.

c. Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement or compensation clawback policy as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company or any Affiliate. Without limiting the generality of the foregoing, any such clawback policy of the Company, whether required by applicable listing standards or law, or otherwise adopted by the Board in its discretion, may provide that if a Participant, regardless of his or her position with the Company, receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement. By accepting an Award hereunder, the Participant acknowledges and agrees that any such policy shall apply to such Award, and all compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of such policy. Although not required to give effect to the provisions of this Section 12(c), the Committee may, as it deems appropriate, amend the Plan to reflect the terms of any such policy.

13. Change in Control. Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, outstanding Awards under the Plan shall be subject to the agreement pursuant to which the Change in Control takes place (or to such treatment as the Committee otherwise determines), which need not treat all outstanding Awards or Participants in an identical manner. Such agreement (or other treatment), without the Participant’s consent, may provide for one or more of the following with respect to Awards outstanding as of or immediately prior to the effective date of the Change in Control:

a. The continuation of any outstanding Awards by the Company (if the Company is the surviving entity);

b.The assumption of any outstanding Awards by the acquirer or surviving entity or its parent or subsidiary in a manner that complies with Sections 424(a) and 409A of the Code (as applicable), or the substitution by the successor or acquiring entity or its parent or subsidiary of equivalent awards with substantially the same terms for such outstanding Award in a manner that complies with Sections 424(a) and 409A of the Code (as applicable);

c. Full or partial acceleration of vesting and/or, if applicable, exercisability, of any Awards, and, in the case of Options or Stock Appreciation Rights, followed by the cancellation of such Options or Stock Appreciation Rights, if not exercised within a time period prior to the Change in Control, as specified by the Committee. The full or partial exercisability of such Awards and full or partial vesting of any Awards may be contingent on the closing of such Change in Control. Any exercise of Options or Stock Appreciation Rights during such period may be contingent on the closing of such Change in Control;

d. With respect to Performance Awards, the cessation, upon the date of the Change in Control, of any incomplete Performance Periods applicable to such Awards, with the Committee determining the extent to which the Performance Goals applicable to such Awards have been attained as of the date of the Change in Control based on such audited or unaudited financial information then available as the Committee deems appropriate, and partial or full payment to the Participant in respect of such Awards based on such determination by the Committee, or, if not determinable, with the assumption that the applicable “target” level of performance has been attained, or on such other basis determined by the Committee;

e. The settlement of Awards (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value (as determined by the Committee) equal to the required amount provided in the agreement pursuant to which the Change in Control occurs, followed by the cancellation of such Awards; provided however, that such Award may be cancelled without consideration if such Award has no value, as determined by the Committee in its sole discretion. Subject to compliance with Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continuous Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this paragraph, the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security. Further, subject to compliance with Section 409A of the Code, the Participant may be required to bear his or her pro rata share of any post-closing indemnity obligations with respect to the Award and settlement of the Award may be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the holders of Common Stock.

Without limitation of the foregoing, in the case of Options and/or Stock Appreciation Rights, such settlement may, at the discretion of the Committee, include payment to one or more Participants holding such Options or Stock Appreciation Rights equal to the excess, if any, of (i) the Fair Market Value of the shares subject to each such Option or Stock Appreciation Right (whether or not such Option or Stock Appreciation Right is then vested or exercisable) as of the closing date of such Change in Control over (ii) aggregate Exercise Price or Base Price of such Option or Stock Appreciation Right.With respect to any or every Option or Stock Appreciation Right that has a per share Exercise Price or Base Price that equals or exceeds the Fair Market Value per share of Common Stock as of the closing of the Change in Control, the Committee, in its discretion, may provide for the cancellation of such Option or Stock Appreciation Right without any payment to the Participant therefor; and/or

f. The cancellation of unvested Awards (or portion thereof) in exchange for no consideration. Unless otherwise determined by the Committee and evidenced in an Award Agreement (or as otherwise determined by the Committee), in the event of a Change in Control and either (i) an outstanding Award is not assumed or substituted in connection with the Change in Control, or (ii) an outstanding Award is assumed or substituted in connection therewith but the Participant’s Service is terminated by the Company (or its successor or affiliate) without Cause within twelve (12) months after the Change in Control, then: (A) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable, and (B) the restrictions (including exercise restrictions), deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted will lapse and such Award will be deemed fully vested, and any performance conditions on the Award will be deemed achieved based on actual performance levels as determined by the Committee. For purposes of the preceding sentence, an Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to shares of Common Stock, the award instead confers the right to receive, or otherwise relates to, common stock of the acquiring or surviving entity (with adjustment to such number of shares subject to the Award as determined by the Committee). For the avoidance of doubt, the Committee may accelerate the vesting of or waive restrictions on awards in whole or in part at any time, for any reason (subject to compliance with Section 409A of the Code, to the extent applicable to the Award).

14. General Provisions

a. Additional Documentation. The Company may, at any time, require a Participant to execute any additional documents or instruments necessary or desirable, as determined by the Committee, to carry out the purposes or intent of any Award and/or to facilitate compliance with securities, tax and/or other regulatory requirements. Any such additional documents or instructions may, but need not be, appended to an Award Agreement.

b. Restrictions on Transfer of Awards. Except as expressly provided in the Plan or an applicable Award Agreement, or otherwise determined by the Committee, no Participant may sell, transfer, assign, pledge, donate or otherwise dispose of (including any transfer by operation of law or involuntary transfer) Awards or any interest therein for any reason during the Participant’s lifetime, and any attempt to do so shall be void and shall result in the relevant Award being forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Participant during his or her lifetime, but such Awards shall be transferable only to the extent specifically provided in such Participant’s Award Agreement. In the event of the death of a Participant, an Award may be transferred by will or the laws of descent or distribution. The transferee of the Participant shall, in all cases, be subject to the provisions of the Award Agreement and the terms and conditions of this Plan. Unless otherwise determined by the Committee, an Option or Stock Appreciation Right may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative.

c. Rights as a Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities (except for any Dividend Equivalent Rights permitted by an applicable Award Agreement).

Except as otherwise provided for in the Plan or an Award Agreement, after shares of Common Stock are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive dividends or other distributions.

d. Prohibition Against Exchange and Buyout of Awards. Notwithstanding any provision of the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, a Change in Control or any transaction or event described in Section 4(d)), the Committee shall not, without the approval of the Company’s stockholders, (i) reduce the Exercise Price of an Option or reduce the Base Price of a Stock Appreciation Right after it is granted, (ii) cancel any outstanding Option or Stock Appreciation Right in exchange for another Award, or Option or Stock Appreciation Right with an Exercise Price or Base Price, as applicable, that is less than the Exercise Price or Base Price of the original Option or Stock Appreciation Right, (iii) cancel an outstanding Option or Stock Appreciation Right when the Exercise Price or Base Price, as applicable, exceeds the Fair Market Value of a share of the Common Stock in exchange for cash or other securities, or (iv) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Common Stock is traded. Any amendment or repeal of this Section 14(d) shall require the approval of the stockholders of the Company.

e. Deferrals of Payment. To the extent permitted by Applicable Law, the Committee, in its sole discretion, may determine that the delivery of shares of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award shall or may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants (or deferred settlement or payment required by the Committee) will be made in accordance with Section 409A of the Code, if applicable, and any other Applicable Law.

f. Acceleration of Exercisability and Vesting. The Committee shall have the power and authority to accelerate the time at which an Award or any part thereof may be exercised or the time at which an Award or any part thereof will vest, notwithstanding the provisions in the Award stating the time at which an award may be exercised or the time at which it will vest. Any such acceleration shall be subject to compliance with Section 409A of the Code, to the extent applicable to the Award.

g. Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., Exercise Price, Base Price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

h. Securities Law Compliance.

(i) General. No shares of Common Stock shall be purchased, sold or otherwise issued pursuant to any Award unless and until (A) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Committee and its counsel and (B) if required to do so by the Committee, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require in its sole discretion.

(ii) Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the

Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this subsection, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

i. Tax Withholding. All Awards (including the issuance or vesting of shares or payment of cash pursuant to an Award) shall be subject to all applicable tax withholding. Prior to the delivery of any shares of Common Stock or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company will have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award. The Committee, or its delegate(s), as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and subject to limitations of Applicable Law, may require or permit a Participant to satisfy any applicable tax withholding obligations, in whole or in part by (without limitation) (A) requiring the Participant to make a cash payment, (B) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company or any Affiliate; (C) withholding from the shares of Common Stock otherwise issuable pursuant to an Award; (D) permitting the Participant to deliver to the Company already-owned shares of Common Stock, (E) withholding from the proceeds of the sale of otherwise deliverable shares of Common Stock acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company or (F) such other means as the Committee shall deem appropriate.

j. Section 409A Compliance. It is intended that this Plan and any Awards will comply with, or avoid application of, the provisions of Section 409A of the Code, and they shall be interpreted and construed on a basis consistent with that intent. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “nonqualified deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum (without interest) on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Notwithstanding the foregoing, the Company and its Affiliates and their respective employees, officers and directors shall have no liability whatsoever to a Participant nor any other Person (i) if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant, or (ii) in respect of any decision to take action to attempt to comply with Section 409A of the Code, any omission to take such action or for the failure of any action taken by the Company to so comply. Notwithstanding the foregoing, in the sole discretion of the Committee, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Participants whose awards do not satisfy the conditions for exemption under Section 409A of the Code.

k. No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise any Participant of a pending termination or expiration of any Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of any Award.

l. Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. The Plan is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be interpreted accordingly.

m. Stop Transfer Orders. All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under Applicable Law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

n. Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any of its Affiliates, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any of its Affiliates. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

o. Plan Binding on Transferees. The Plan shall be binding upon the Company, its successors, transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

p. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Plan is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the enforceability of this Plan in any other jurisdiction, but this Plan will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

q. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company and its Affiliates operate or have Employees or other Eligible Persons, the Committee, in its sole discretion, will have the power and authority to: (i) determine which Affiliates will be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications will increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions under the Plan, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

r. No Continued Service Rights. Neither the Plan nor any Award granted hereunder shall confer on any Participant any right to continuation of the Participant’s employment or other service relationship with the Company or its Affiliates, nor shall it interfere in any way with such Participant’s right or the right of the Company or its Affiliates to terminate such relationship, with or without Cause.

s. Governing Law. All issues concerning this Plan will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

t.Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

15. Amendment and Termination.

a. Amendment. The Board at any time, and form time to time, may amend the Plan in any respect that it deems necessary or advisable, subject to the limitations of Applicable Law and this Section 15. If required by Applicable Law, the Company will seek stockholder approval of any amendment of the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan (except as provided in Section 4(d) relating to adjustments upon changes in Common Stock), (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan, (iv) materially reduces the price at which Common Stock may be issued or purchased under the Plan, (v) materially extends the term of the Plan, (vi) materially expands the types of Awards available for issuance under the Plan, or (vii) as otherwise required by Applicable Law. The Committee at any time, and from time to time, may amend the terms of any one or more Awards, subject to the limitations of this Section 15.

b. Termination. The Plan shall terminate automatically on the 10th anniversary of the Effective Date. The Board at any earlier time may suspend or terminate the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Awards previously granted may extend beyond suspension or termination of the Plan. Termination of the Plan shall not affect the Board’s or the Committee’s ability to exercise the powers granted to it under the Plan with respect to Awards granted or awarded under the Plan prior to the date of such termination.

c. No Impairment. No amendment, suspension or termination of the Plan or any Award pursuant to this Section 15 may materially impair a Participant’s rights under any outstanding Award, except with the written consent of the affected Participant or as may otherwise be expressly permitted in the Plan. Notwithstanding the foregoing, subject to the limitations of Applicable Law, if any, the Committee may amend the terms of any one or more Awards without the affected Participant’s consent (i) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (ii) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (iii) to facilitate compliance with other Applicable Laws.

Appendix B

FORM OF CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF DELCATH SYSTEMS, INC.

Pursuant to Section 242 of the General

Corporation Law of the State of Delaware

Delcath Systems, Inc., a Delaware corporation (hereinafter called the “Corporation”), does hereby certify:

FIRST: Upon the filing and effectiveness pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, the Corporation’s Amended and Restated Certificate of Incorporation shall be amended by deleting Article FOURTH in its entirety and substituting in lieu thereof the following new Article FOURTH:

“FOURTH: The total number of all classes of shares of capital stock which the Corporation shall have authority to issue is ninety million (90,000,000), consisting of ten million (10,000,000) shares of Preferred Stock, with a par value of $.01 per share, and eighty million (80,000,000) shares of Common Stock, with a par value of $.01 per share.”

SECOND: This Certificate of Amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this [         ] day of      [        ], 2023.

DELCATH SYSTEMS, INC.

By:
Name: Gerard Michel
Title: Chief Executive Officer

B-1

DELCATH SYSTEMS, INC. 1633 BROADWAY, 22ND FLOOR, SUITE C NEW YORK, NY 10019 [Graphic Appears Here] SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/DCTH2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V16528-P89563 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELCATH SYSTEMS, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: ! ! ! 1. To elect the two Class II director nominees Nominees: 01) Elizabeth Czerepak 02) John R. Sylvester The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. For Against Abstain 2. To approve an amendment of Delcath Systems Inc.’s Amended and Restated Certificate of Incorporation to increase the total number of authorized ! ! ! shares of common stock from 40,000,000 to 80,000,000; 3. To approve an amendment of Delcath Systems, Inc.’s 2020 Omnibus Equity Incentive Plan; ! ! ! 4. To approve the potential issuance in excess of 19.99% of Delcath Systems, Inc.’s outstanding common stock upon conversion of the series f preferred ! ! ! stock at less than the “minimum price” under Nasdaq Listing Rule 5635; 5. To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the ! ! ! Company for the fiscal year ending December 31, 2023; 6. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement; and ! ! ! The Board of Directors recommends you vote 1 Year on the following proposal: 1 Year 2 Years 3 Years Abstain 7. To recommend, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation. ! ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V16529-P89563 DELCATH SYSTEMS, INC. Annual Meeting of Stockholders June 12, 2023 10:00 AM This proxy is solicited by the Board of Directors Common Stock The stockholder hereby appoints Gerard Michel, John Purpura and David Hoffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM on June 12, 2023, via webcast at www.virtualshareholdermeeting.com/DCTH2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

DELCATH SYSTEMS, INC. 1633 BROADWAY, 22ND FLOOR, SUITE C NEW YORK, NY 10019 [Graphic Appears Here] SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/DCTH2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V16530-P89563 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELCATH SYSTEMS, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: ! ! ! 1. To elect the two Class II director nominees Nominees: 01) Elizabeth Czerepak 02) John R. Sylvester The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. For Against Abstain 2. To approve an amendment of Delcath Systems Inc.’s Amended and Restated Certificate of Incorporation to increase the total number of authorized ! ! ! shares of common stock from 40,000,000 to 80,000,000; 3. To approve an amendment of Delcath Systems, Inc.’s 2020 Omnibus Equity Incentive Plan; ! ! ! 4. To approve the potential issuance in excess of 19.99% of Delcath Systems, Inc.’s outstanding common stock upon conversion of the series f preferred ! ! ! stock at less than the “minimum price” under Nasdaq Listing Rule 5635; 5. To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the ! ! ! Company for the fiscal year ending December 31, 2023; 6. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement; and ! ! ! The Board of Directors recommends you vote 1 Year on the following proposal: 1 Year 2 Years 3 Years Abstain 7. To recommend, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation. ! ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V16531-P89563 DELCATH SYSTEMS, INC. Annual Meeting of Stockholders June 12, 2023 10:00 AM This proxy is solicited by the Board of Directors Series E Convertible Preferred Stock The stockholder hereby appoints Gerard Michel, John Purpura and David Hoffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series E Convertible Preferred Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM on June 12, 2023, via webcast at www.virtualshareholdermeeting.com/DCTH2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

DELCATH SYSTEMS, INC. 1633 BROADWAY, 22ND FLOOR, SUITE C NEW YORK, NY 10019 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/DCTH2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V16532-P89563 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELCATH SYSTEMS, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: ! ! ! 1. To elect the two Class II director nominees Nominees: 01) Elizabeth Czerepak 02) John R. Sylvester The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. For Against Abstain 2. To approve an amendment of Delcath Systems Inc.’s Amended and Restated Certificate of Incorporation to increase the total number of authorized ! ! ! shares of common stock from 40,000,000 to 80,000,000; 3. To approve an amendment of Delcath Systems, Inc.’s 2020 Omnibus Equity Incentive Plan; ! ! ! 4. To approve the potential issuance in excess of 19.99% of Delcath Systems, Inc.’s outstanding common stock upon conversion of the series f preferred ! ! ! stock at less than the “minimum price” under Nasdaq Listing Rule 5635; 5. To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the ! ! ! Company for the fiscal year ending December 31, 2023; 6. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement; and ! ! ! The Board of Directors recommends you vote 1 Year on the following proposal: 1 Year 2 Years 3 Years Abstain 7. To recommend, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation. ! ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V16533-P89563 DELCATH SYSTEMS, INC. Annual Meeting of Stockholders June 12, 2023 10:00 AM This proxy is solicited by the Board of Directors Series E-1 Convertible Preferred Stock The stockholder hereby appoints Gerard Michel, John Purpura and David Hoffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series E-1 Convertible Preferred Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM on June 12, 2023, via webcast at www.virtualshareholdermeeting.com/DCTH2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

DELCATH SYSTEMS, INC. 1633 BROADWAY, 22ND FLOOR, SUITE C NEW YORK, NY 10019 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/DCTH2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 11, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V16534-P89563 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELCATH SYSTEMS, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: ! ! ! 1. To elect the two Class II director nominees Nominees: 01) Elizabeth Czerepak 02) John R. Sylvester The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. For Against Abstain 2. To approve an amendment of Delcath Systems Inc.’s Amended and Restated Certificate of Incorporation to increase the total number of authorized ! ! ! shares of common stock from 40,000,000 to 80,000,000; 3. To approve an amendment of Delcath Systems, Inc.’s 2020 Omnibus Equity Incentive Plan; ! ! ! 4. To approve the potential issuance in excess of 19.99% of Delcath Systems, Inc.’s outstanding common stock upon conversion of the series f preferred ! ! ! stock at less than the “minimum price” under Nasdaq Listing Rule 5635; 5. To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the ! ! ! Company for the fiscal year ending December 31, 2023; 6. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement; and ! ! ! The Board of Directors recommends you vote 1 Year on the following proposal: 1 Year 2 Years 3 Years Abstain 7. To recommend, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation. ! ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V16535-P89563 DELCATH SYSTEMS, INC. Annual Meeting of Stockholders June 12, 2023 10:00 AM This proxy is solicited by the Board of Directors Series F-1 Convertible Preferred Stock The stockholder hereby appoints Gerard Michel, John Purpura and David Hoffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series F-1 Convertible Preferred Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM on June 12, 2023, via webcast at www.virtualshareholdermeeting.com/DCTH2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side